EXHIBIT 10.20

                           DUNCAN, BLUM & ASSOCIATES
                                ATTORNEYS AT LAW
                             cduncan@sprintmail.com

Carl N. Duncan                                                     David E. Blum
5718 Tanglewood Drive                                  1863 Kalorama Road,  N.W.
Bethesda, Maryland 20817                                  Washington, D.C. 20009
(301) 263-0200                                                    (202) 232-6220
(301) 263-0300 (Fax)                                              232-7891 (Fax)
                                  July 10, 2001

HAND-DELIVERED

Barry Summer, Assistant Director
Division of Corporation Finance
U.S. Securities and Exchange Commission
Washington, D.C. 20549

Re:      BioQuest International, Inc. ("BioQuest")
         Registration by Coordination
         File No. 333-46666: Solicitation Materials

Dear Mr. Summer:

         In conjunction with the BioQuest offering, attached are materials BioQuest proposes to use to get prospective investors to its IPO website (www.bioquestipo.com) once its Registration Statement is declared effective. In conjunction with these materials, please note:

(1) See the attached DPO Marketing/Advertising-Plan of Distribution Memorandum and associated Exhibits A-F, including the CD-ROM Exhibit F flash presentation, prepared by Mr. Pete Ewens, Chairman of BioQuest.

(2) Recognizing the pertinent Section 5, Rule 134 sale harbor and pertinent SEC releases (including the analytical litmus test of comparing electronic communications to paper), we believe these materials fully comport with both the letter and spirit of such authority.

(3) Recognizing as well the staff's concerns that an Internet-driven, self-underwritten Dutch Auction may be susceptible to appropriate investor protections, we have sought to present cohesively BioQuest's contemplated solicitation materials.

(4) You should know that, given the dramatic recent changes on the Internet, including pricing mechanisms, these materials have undergone dramatic revisions over the past two weeks.

(5) To facilitate your review of these materials and to more expeditiously give you comfort on these issues, we would urge you to take us up on our offer to have Mr. Ewens give you a "tour" through these materials.

         Especially since I am currently scheduled to depart tomorrow for a high school graduation gift with my son, please call Mr. Ewens directly at 703.764.4464.

         As you know, the Registration Statement was originally filed September 26, 2000. Since it now appears that we are finally addressing the particulars of the BioQuest self-underwritten, 1,000,000 share all-or-nothing Dutch Offering on the merits, we trust that we will be receiving your input over the next 10 days or so.

         We welcome your assistance in developing a model that is sensitive to investor protections while facilitating this alternative distribution process. In that context, please feel free to set up the meeting with Mr. Ewens in your office if you would find productive. In any event, Mr. Ewens will be contacting you next week to address these issues.


                                    Very truly yours,


                                /s/ Carl N. Duncan
                                    Carl N. Duncan



Enclosures

                          BioQuest International, Inc.
                             Direct Public Offering
                  Marketing/Advertising - Plan of Distribution


The technology BioQuest has licensed will facilitate the registration of potential investors, review of the prospectus and the bidding process of our Direct Public Offering (DPO) and is therefore, an extremely important element in contributing to the achievement of a successful offering. However, in order for that technology to become effective, we must begin by driving potential investors to our website, www.bioquestipo.com. We have constructed a carefully planned series of comprehensive online marketing/advertising strategies created to insure that we will attract an adequate number of potential investors to the site, which in turn will give us the requisite number of investors to achieve a successful offering.

We have made certain initial assumptions in calculating the process ratios, after a careful study and evaluation of similar online strategies employed within the same or like venues. We have also done extensive research to identify our target market/audience through demographic/psychographic profiling. As a result, we have devised a highly specific market segmentation within which we will concentrate our primary testing and evaluation of advertising strategies.

Once we have been declared effective, we will begin preliminary market testing, using a variety of media tactics and messages in order to ascertain the effectiveness of each, within the various websites we have selected to advertise on. We will test, track, analyze and optimize to achieve the most efficient and effective use of our marketing dollars.

The investor public, in the process of being invited to view our prospectus, and to bid on shares of our stock, will see a variety of messages which will induce them to visit our site, www.bioquestipo.com. These general areas are:

o    Banner Ads.

     Banner ads will be placed on hundreds of site within the market segments we have identified. They include the following categories:

     >>       Finance/Investor
     >>       Active/Day Trader
     >>       Health/Alternative Health
     >>       Social/Cultural Activist
     >>       Auction Activist
     >>       Medical Doctor/Practitioner

     Representative copy of Banner Ads is provided in Exhibit A, or by viewing at: http://www.edezigns.net/testing/display.html.

o    Email Messages.

     Email campaigns will be sent to highly targeted lists of potential investors that match our demographic profile. These lists will be purchased/rented from various sites and companies.

     Email copy or messages will be tailored to each individual group of potential investors according to their perceived interests. Representative copy/text for Email is provided in Exhibit B.

o    BatOutOfHealth.com.

     Our website, batoutofhealth.com will, upon our being declared effective, be accessible to potential investors, as well as non-investors, who will become members of the BioQuest community, and will want to register on this site to do so. Potential investors may come to the batoutofhealth.com site first, where they will have an opportunity to link directly to the bioquestipo.com website for the purposes of registering, reviewing the prospectus and bidding on shares of common stock in the company.

     This website is currently undergoing some creative redesign changes. We have provided, however, the content, which will be placed on the site, through Exhibit C. You may also view the site, in development, at:
     ____________________.


                                    10.20-2

o    www.bioquestipo.com.

     All content for this site has been submitted to the SEC as part of our Pre-effective Amendment.

o    Print Ads.

     Currently we have only one (1) print ad committed for insertion and publication. A copy of that ad is contained in Exhibit D. This ad was placed in Alternative Medicine and will appear in the September 2001 issue of the magazine.

o    Press Releases.

     We are in the draft development stage for various press releases, which will be sent out, upon our being declared effective. The first release is contained in Exhibit E.

o    Flash Presentation.

     We have developed a flash presentation, which may be used in conjunction with a rich-media email campaign, as well as providing the opening to our batoutofhealth.com website. Please see the CD-ROM provided as Exhibit F.

     We therefore believe that everything contained within our DPO marketing campaign that a prospective investor will see, both online and offline comports to Rule 134.






                                    10.20-3

                                                                       EXHIBIT A



Banner Ad 1: First View
---------------------------------------------------
| $  [$ moves accross ad]              [Graphic of|
|                                      Wall Street]
|                                                 |
---------------------------------------------------
|              Alternative Medicine               |
---------------------------------------------------

Banner Ad 1: Second View
---------------------------------------------------
|                                      [Graphic of|
|          BID ON IPO SHARES!          Wall Street]
|                                                 |
---------------------------------------------------
|              Alternative Medicine               |
---------------------------------------------------






Banner Ad 2: First View
---------------------------------------------------
[Graphic                                          |
|of pills]                                        |
|                 TURN THESE                      |
|                                                 |
---------------------------------------------------
|      Experience Natures Healing Power           |
---------------------------------------------------

Banner Ad 2: Second View
---------------------------------------------------
[Graphic                                          |
|of $100           INTO THESE                     |
|bills]                                           |
---------------------------------------------------
|          Click Now for More Information!        |
---------------------------------------------------






Banner Ad 3: First View
---------------------------------------------------
|                                [Graphic of Stock|
|            Invest In BioQuest!          Exchange|
|                                            Board]
---------------------------------------------------
|$$$$$$$$ Don't Miss Out, Click Here Now $$$$$$$$$|
---------------------------------------------------

Banner Ad 3: Second View
---------------------------------------------------
|                                      [Graphic of|
|           Your First IPO!             News Paper|
|                                     Stock Quotes]
---------------------------------------------------
|$$$$$$$$ Don't Miss Out, Click Here Now $$$$$$$$$|
---------------------------------------------------






Banner Ad 4: First View
---------------------------------------------------------
|          [Graphic $100 Bill in Background]            |
|                                                       |
|This is your chance to get in on the ground floor of an|
|            Online Investment Opportunity              |
---------------------------------------------------------

Banner Ad 4: Second View
---------------------------------------------------------
|          [Graphic $100 Bill in Background]            |
 -----                                             -----
|Click|             INTERESTED?                   |Click|
|Here!|                                           |Here!|
 -----                                             -----
---------------------------------------------------------


                                    10.20-4

Banner Ad 5: First View
---------------------------------------------------
|                                      Click Here |
|    Ready to Make Your                [Graphic of|
|    Move On Wall Street?           People Walking|
|                                   Along Wall St.]
---------------------------------------------------

Banner Ad 5: Second View
---------------------------------------------------
|                                      Click Here |
|    Have We Got an                    [Graphic of|
|    Opportunity for You!           People Walking|
|                                   Along Wall St.]
---------------------------------------------------






Banner Ad 6: First View
---------------------------------------------------
|                                      [Graphic of|
|            World's First Online        Newspaper|
|             Dutch Auction DPO       Stock Quotes|
|                                                 |
---------------------------------------------------

Banner Ad 6: Second View
---------------------------------------------------
|                                                 |
 -----                                       -----
|Click|              BID NOW!               |Click|
|Here!|                                     |Here!|
 -----                                       -----
---------------------------------------------------






Banner Ad 7: First View
---------------------------------------------------
|                                      [Graphic of|
|           Ready for Your First       Woman with |
|            Online Investment?            Laptop ]
|                                                 |
---------------------------------------------------

Banner Ad 7: Second View
---------------------------------------------------
|                                      [Graphic of|
|-----                                 Woman with |
|Click|          Have We Got an            Laptop ]
|Here |       Opportunity for You!                |
|-----                                            |
---------------------------------------------------






Banner Ad 8: First View
---------------------------------------------------
[Graphic of                                       |
|pills in a       Alternative Medicine            |
|Hand]                                            |
|                                                 |
---------------------------------------------------

Banner Ad 8: Second View
---------------------------------------------------
[Graphic                                     -----
|vignette       Means $ for You             |Click|
|of Money]                                  |Here!|
|                                           ------|
---------------------------------------------------

                                    10.20-5

Banner Ad 9: First View
---------------------------------------------------
|                                      [Graphic of|
|------  THE WORLD'S FIRST ONLINE      Businessman|
|Click|      DUTCH AUCTION DPO       On Cell Phone|
| Now |                                           |
---------------------------------------------------

Banner Ad 9: Second View
---------------------------------------------------
|                                      [Graphic of|
|              DON'T MISS IT!          Businessman|
|                                    On cell phone]
|                                                 |
---------------------------------------------------






Banner Ad 10: First View
---------------------------------------------------
|  Don't Miss Your Chance for Success! [Graphic of|
|                                     Accupuncture]
|        Alternative Medicine IPO                 |
|                                                 |
---------------------------------------------------

Banner Ad 10: Second View
---------------------------------------------------
 -----                                       -----
|Click|              BUY NOW!               |Click|
|Here!|                                     |Here!|
 -----                                       -----
---------------------------------------------------







Banner Ad 11: First View
---------------------------------------------------
|                                      [Graphic of|
|      Would Like to Invest in the   Woman getting|
|          BioQuest On-Line IPO?        a sonogram]
|                                                 |
---------------------------------------------------

Banner Ad 11: Second View
---------------------------------------------------
 -----                                       -----
|Click|              BUY NOW!               |Click|
|Here!|                                     |Here!|
 -----                                       -----
---------------------------------------------------






Banner Ad 12: First View
---------------------------------------------------
[Multiple                                         |
|Types of                                         |
|Currency         Want shares in an IPO?          |
|Coming out                                       |
|of walle]                                        |
---------------------------------------------------

Banner Ad 12: Second View
---------------------------------------------------
[Multiple                                         |
|Types of                                   ------|
|Currency         Buy Them Now!             |Click|
|Coming out                                 |Here |
|of walle]                                  ------|
---------------------------------------------------

                                    10.20-6

                                                                       EXHIBIT B


                BioQuest International E-mail Ad Message Concepts
                       Residual Message by Target Category

      1.         ----------------------------------------------
                              Healthcare Enthusiast
                 ----------------------------------------------
                 Subject Lines(may include IPO after):
                 ------------------------------------
                 *Life or Death
                 *Going Beyond the System
                 *Stiff White Coats
                 *A Time of Promise
                 *Non-toxic Healthcare

                 ----------------------------------------------


      2.         ---------------------------------------------
                                 Online Investor
                 ---------------------------------------------
                 Subject Lines(may include IPO after):
                 ------------------------------------
                 *Healthcare Dutch-Auction
                 *Hardcore Healthcare
                 *A Long-Anticipated Moment-
                 *The Whole World is Watching
                 *People, Planet, Profits

                 ---------------------------------------------


      3.         ---------------------------------------------
                             HC/Medical Practitioner
                 ---------------------------------------------
                 Subject Lines(may include IPO after):
                 ------------------------------------
                 *Breaking The Silence
                 *Civil Disobedience
                 *Leaning Forward
                 *Silence About What Matters
                 *Ecological Medicine
                 ---------------------------------------------


      4.         ----------------------------------------------
                               Auction Enthusiast
                 ----------------------------------------------
                 Subject Lines(may include IPO after):
                 ------------------------------------
                 *A Stroke of Genius
                 *Beyond the Familiar
                 *Almost Unbearably New
                 *Dutch-Auction IPO
                 *At the Edge of History
                 ----------------------------------------------


      5.         ----------------------------------------------
                                Message Copy HE1:


                           ALTERNATIVE MEDICINE - IPO

                       THE FASTEST GROWING SEGMENT OF THE
                              HEALTHCARE INDUSTRY.

                       Learn more about the World's first
                    self-underwritten direct public offering
                     using Dutch-Auction technology and the
                     innovative healthcare provider that is
                                leading the way.

                       ARE YOU READY TO TAKE THE FUTURE OF
                         HEALTHCARE INTO YOUR OWN HANDS?
                 ----------------------------------------------

                                    10.20-7

      6.         ---------------------------------------------
                                Message Copy OI1:


                     1ST TO MARKET - INITIAL PUBLIC OFFERING

                    FINALLY --LET THE INVESTOR DETERMINE THE
                                  MARKET VALUE?

                       Learn more about the World's first
                    self-underwritten direct public offering
                     using Dutch-Auction technology and an
                     innovative healthcare company that is
                                leading the way.

                  ARE YOU READY FOR THE "TRIPLE* BOTTOM LINE"?

                            *PEOPLE, PLANET, PROFITS
                 ---------------------------------------------


      7.         ---------------------------------------------
                                Message Copy MP1:


                        INNOVATIVE - DUTCH AUCTION - IPO

                              INTEGRATIVE MEDICINE-
                   ONE OF THE FASTEST GROWING SEGMENTS OF THE
                               HEALTHCARE INDUSTRY

                       Learn more about the World's first
                    self-underwritten direct public offering
                     using Dutch-Auction technology and an
                  innovative healthcare provider organization
                            that is leading the way.

                           ARE YOU AN "EARLY ADAPTOR"?

                    ARE YOU READY TO "GO BEYOND THE SYSTEM"?

                 ---------------------------------------------



      8.         ----------------------------------------------
                                Message Copy AE1:


                      DUTCH AUCTION INITIAL PUBLIC OFFERING

                   YOU'VE NEVER SEEN AN AUCTION SITE LIKE THIS
                                     BEFORE!

                       Learn more about the World's first
                    self-underwritten direct public offering
                     using Dutch-Auction technology and an
                     innovative healthcare company that is
                                leading the way.

                            ARE YOU QUALIFIED TO BID?
                 ----------------------------------------------



--------------------------------------------------------------------------------
              All e-mail messages will include the following links:

                *Click here to invest in BioQuest
                *Click here to forward this offer to a friend.
                *To unsubscribe, click here.
                *Have questions or feedback?
                *E-mail info@batoutofhealth.com.
                *Click here to learn more about BioQuest International.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                 All e-mail messages will include the following disclosure:

For more complete information about BioQuest International including charges and expenses you may review or obtain a prospectus at http://www.BioQuestIPO.com.

                   Please read it carefully before you invest.

--------------------------------------------------------------------------------

                                    10.20-8

                                                                       EXHIBIT C
|     |
--------------------------------------------------------------------------------
[BioQuest Logo]

--------------------------------------------------------------------------------
|     |
|     |   When the student is ready...
|     |   ... The teacher will appear.
|     |                                                   [Graphic Button:
|     |                                                   Circle with Male
|     |                                                   and Female Doctors]
|     |
|     |                                     [Graphic Button:
|     |                                     Circle with Handshake]
|     |
|     |                          [Graphic Button:
|     |                          Circle with
|     |                          Woman meditating]
|     |
|     |                                                [Graphic, stylized
|     |                                                figure with arms reaching
|     |                                                up towards the circles.]
|     |
|     |                      Welcome
--------------------------------------------------------------------------------
|     | BioQuest
|     | Direct Public Offering                          BAT OUT OF HEALTH >
|     | Click Here
--------------------------------------------------------------------------------

                                    10.20-9

|     |
--------------------------------------------------------------------------------
[BioQuest Logo]

--------------------------------------------------------------------------------
|     |
|     |   When the student is ready...
|     |   ... The teacher will appear.
|     |                                                   [Graphic Button:
|     |                                                   Circle with Male
|     |                                                   and Female Doctors ]
|     |
|     |                                     [Graphic Button:
|     |                                     Circle with Handshake]
|     |
|     |                          Enter
|     |                          [Graphic Button:
|     |                          Empty Circle]
|     |
|     |  students/consumers                            [Graphic, stylized
|     |                                                figure with arms reaching
|     |                                                up towards the circles.]
|     |
|     |                      Welcome
--------------------------------------------------------------------------------
|     | BioQuest
|     | Direct Public Offering                          BAT OUT OF HEALTH >
|     | Click Here
--------------------------------------------------------------------------------

                                    10.20-10

|     |
--------------------------------------------------------------------------------
[BioQuest Logo]

--------------------------------------------------------------------------------
|     |
|     |   When the student is ready...
|     |   ... The teacher will appear.
|     |                                                   Enter
|     |                                                   [Graphic Button:
|     |                                                   Empty Circle]
|     |
|     |                                     [Graphic Button:
|     |                                     Circle with Handshake]
|     |
|     |                          [Graphic Button:
|     |                          Circle with
|     |                          Woman meditating]
|     |
|     |  teachers/practitioners                               [Graphic, stylized
|     |                                                figure with arms reaching
|     |                                                 up towards the circles.]
|     |
|     |                      Welcome
--------------------------------------------------------------------------------
|     | BioQuest
|     | Direct Public Offering                          BAT OUT OF HEALTH >
|     | Click Here
--------------------------------------------------------------------------------

                                    10.20-11

|     |
--------------------------------------------------------------------------------
[BioQuest Logo]

--------------------------------------------------------------------------------
|     |
|     |   When the student is ready...
|     |   ... The teacher will appear.
|     |                                                   [Graphic Button:
|     |                                                   Circle with Male
|     |                                                   and Female Doctors ]
|     |                                     Enter
|     |                                     [Graphic Button:
|     |                                     Empty Circle]
|     |
|     |                          [Graphic Button:
|     |                          Circle with
|     |                          Woman meditating]
|     |
|     |  investors                                     [Graphic, stylized
|     |                                                figure with arms reaching
|     |                                                up towards the circles.]
|     |
|     |                      Welcome
--------------------------------------------------------------------------------
|     | BioQuest
|     | Direct Public Offering                          BAT OUT OF HEALTH >
|     | Click Here
--------------------------------------------------------------------------------

                                    10.20-12

|     |
--------------------------------------------------------------------------------
[BioQuest Logo]

--------------------------------------------------------------------------------
|     |
|     |   When the student is ready...
|     |   ... The teacher will appear.                    Enter
|     |                                                   [Graphic Button:
|     |                                                   Circle with Male
|     |                                                   and Female Doctors ]
|     |                                     Enter
|     |                                     [Graphic Button:
|     |         investors                   Circle with Handshake]
|     |   teachers/pratitioners
|     |    students/consumers    Enter
|     |                          [Graphic Button:
|     |                          Circle with
|     |                          Woman meditating]
|     |                                                [Graphic, stylized
|     |                                                figure with arms reaching
|     |                                                up towards the circles.]
|     |
|     |                      Welcome
--------------------------------------------------------------------------------
|     | BioQuest
|     | Direct Public Offering                          BAT OUT OF HEALTH >
|     | Click Here
--------------------------------------------------------------------------------

                                    10.20-13

                       EXPERIENCE NATURE'S HEALING POWER











                                    ABOUT US
                                    --------

 Follow this link to learn more about the BioQuest International Family and how you can experience nature's healing power.


                                    10.20-14

                                DPO OPPORTUNITY
                                ---------------


BioQuest International, Inc. has filed an S-1 Registration Statement with the Securities and Exchange Commission (SEC) for an Initial Public Offering (IPO) of Securities in order to facilitate the execution of its Business Plan. For further information and details on how to invest in BioQuest's IPO and to see the Company's complete Prospectus, please use the one-way banner link to our DIRECT PUBLIC OFFERING Web Site - www.BioQuestIPO.com.


                                    10.20-15

                                 Registration
                                 -------------

 Register with batoutofhealth.com during our charter period and your membership is absolutely free.

Act now and receive a complimentary copy of "There are No Incurable Dis-Eases", the incredible prescription for living and treatment for dis-ease written by
     BioQuest Medical Director and Vice President of Medical and Scientific
             Technology Dr. James Chappell, D.C., N.D., Ph.D., MH.

  [Adobe Acrobat Reader .pdf document will be sent to you by e-mail within 48 hours]


Membership will provide you with access to substantial discounts and "members-only" products and services that will be offered as the second phase of the Web Site is rolled out.

Charter membership will ensure that you'll be among the first to be notified of new developments within batoutofhealth.com and BioQuest International.

"Members-only" features will be activated in the next major update to our web site. To register with batoutofhealth.com as a member, please complete and submit the form below.

* (Required fields)

* User Name
* Password
* Confirm Password
* Email
  Birthdate
  Gender
  Address 1
  Address 2
  City, State, Zip
  Country
  Telephone
  Occupation [Drop down menu]

  How did you hear about XXX.com?

  ---------------
  | SUBMIT:     |
  ---------------

Thank you for your registration. You have been added to the database and will receive an e-mail confirmation of your registration.



                                    10.20-16

                         Registration - Response Letter

Thank you for registering with batoutofhealth.com where our goal is for you to "Experience Nature's Healing Power". We look forward to developing this friendship and assisting you with all of your natural health desires.















                                    10.20-17

[Photo: Pete Ewens
CEO Message Photo]


                             MESSAGE FROM THE C.E.O.
                            ------------------------

BioQuest International, Inc. and its operating subsidiaries including BAT OUT OF HEALTH.com, were born out of a divinely guided vision which would provide people from all walks of life, with and without disease, an "alternative" means of learning how to deal with their own personal health issues. In researching literally thousands of websites and companies, we found very few that provided a comprehensive "one stop source" for information, education, resources for treatment and therapy, products and services. We also discovered that most of these companies catered to consumers alone, with very little being offered to practitioners.

Today, after several years of market research, strategic business planning, and speaking with hundreds of patients from all over the world who are suffering from diseases of all kinds, we created BioQuest International, Inc. which serves as a holding company and incorporates a number of critical operating subsidiaries which are detailed in the About Us section of this website. BioQuest International will provide consumers the most comprehensive source for information, education, research, products and services related to personal health and well being, through the employment of an integrative approach using natural, holistic and "alternative" means. Our focus will be evenly divided between those of you who are seeking to learn a better way of increasing your own personal sense of well being and in averting disease, and those of you who are currently suffering from diseases of all kinds and are praying for an alternative cure because conventional medicine has failed you.

In short, we promise to become "The Internet Portal for Natural/Alternative Medicine" and will strive to provide you with everything you need to increase the overall quality of your life. If you're ready to take the future of your health into your own hands, then BioQuest International is here to help in any way we can.


Peter J. Ewens
President and Chief Executive Officer



                                    10.20-18

                                    ABOUT US
                                    --------
                                   THE COMPANY
                                   -----------


BAT OUT OF HEALTH.com and BioQuest International, Inc., its parent company, are committed to providing you, as consumers or professional alternative medical practitioners, an unparalleled source of information, education, research, products and services, all related to increasing your health and well being through the employment of an integrative approach incorporating natural, holistic and "alternative" means. BioQuest is made up of a number of whole owned operating subsidiaries including the following:

* The BioQuest Centre for Natural and Integrative Medicine, to be located in the Caribbean, which is dedicated to the administration of efficacious, alternative, natural treatment modalities to patients from around the world, who are afflicted with various diseases.

* The BioQuest Seminar Program, which has been established to provide seminars, lectures, symposiums, conferences, classes and retreats in all major markets, each focused on teaching people to heal themselves naturally and to take what is learned and incorporate it into their daily lives.

* The BioQuest Media Resources Group was created to support each of the operating subsidiaries through its use of, and promotion through, traditional media resources including newspaper, radio, television, cable, infomercials, live-streaming audio and video broadcasts on the Internet and newsletters.

BioQuest International, Inc. is in the process of an Initial Public Offering
(IPO). Once this has been completed and BioQuest has raised sufficient capital, it will begin to merge in and acquire other established companies involved in the Alternative Medicine filed, and which fit properly in the Company's overall business model and master plan.


                                    10.20-19

                                    ABOUT US
                                    ---------
                              WHY ARE WE DIFFERENT?
                              ---------------------

Bat out of Health.com is very different form almost every other site on the web relating to alternative medicine. We are fundamentally different in three ways. First, we address the SOURCE of a condition, malady, disease or illness, and not the SYMPTOM. Second, we provide the most comprehensive database of natural/integrative/alternative therapeutic protocols and curative treatments for the most comprehensive database of conditions, maladies, diseases and illnesses on the Internet, including state-of-the-moment alternative medical research from universities, laboratories and clinics from around the world. And finally, we provide a "COMPLETE LOOP" process for each and every user of our site. The loop beings by providing you with a comprehensive base of information specific to your concerns and condition. We then take you through an education process, which gives you a full range of approaches, some of which are universally applied, and some of which are condition-specific, which you will integrate into a composite program for yourself. The loop is completed by providing you with the necessary resources to carry out your program, whether products, sources for additional information, services available to you or even lists of practitioners and alternative medical clinics in your area, should you, as part of your program, require them.

                                   The Source
                                   -----------

While there are literally thousands of websites relating to "alternative" medicine, there appear to be few, if any, that get to the core of most personal health issues. Most sites are concerned with providing information on the treatment of specific "symptoms" or "conditions." Most are also concerned with selling products that are related to those same conditions. And most deal with a very narrow range or symptoms, conditions and treatments or therapies. For most users, this requires an exhaustive search process, particularly if you do have one of the "Top 100" conditions.

But perhaps the most critical factor of all is the fact that the true source of the condition or illness is being ignored in nearly every site we have seen. However, that is what we have been conditioned to do. When we were kids, we only went to the doctor when we were sick. And then we were treated for a sore throat, a stomach ache or some other inane "symptom," given pills, and told to go home to bed for a day or two. All too often these conditions would subside, but then would invariably come back the second time with a vengeance. Why? Because the CAUSE had never been addressed! Why? Because there is no real business in treating well people. Doctors only make money treating sick people. Have you ever pondered the questions: "What would happen to all of the doctors is all the people suddenly got well?" They'd be out of business, of course!


                                    10.20-20

At Bat Out Of Health, we believe in helping people who want to help themselves in learning how to increase their overall sense of health and well being and who want to stay well. We want to help those who want to experience an enhance quality of life by putting into daily practice some rather simple things that get to the SOURCE and that work to cure disease if you are already diseased and help to avert disease if you are not. We go directly to the SOURCE b teaching you to work with the whole you. Every aspect of your life and circumstances are taken into consideration and are dealt with. In order to get the long lasting results, (lifetime results) that most of us are looking for, you need to deal with the whole you.


                             Comprehensive Database
                            ------------------------


While we direct our energies toward the SOURCE of a personal health concern of problem, we recognize that most of us have been conditioned to think in terms of specific symptoms. Therefore, we will have each of these categories of concern, malady, illness or disease organized for you in the user-friendliest way possible. We will build this portal, over time, to become a single source site for individual consumers, medical practitioners and companies to go for information, education, research, products and services related to health and well being through natural, holistic and alternative/integrative therapies. Our principal focus will be on those preventative therapies employed and practiced in order to avert disease through a combination of various disciplines and modalities that have been proven to promote wellness.


                                  Complete Loop
                                  ------------


In doing our initial market research, what we found lacking most often was that most websites never "closed the loop." In other words, they provided selective information which left the user hanging. Where do I go for further information? The answer - to another site. If, in the case of some sites, they provided a broader base of condition-specific information, they neglected to follow through by educating the user as to the cause of the illness or condition and providing few, if any, statistics showing the frequency of this diseases, its mortality rate, its cure rate through conventional medicine and its occurrence within certain population demographic breakdowns. In addition, generally a very narrow spectrum of treatments was suggested, and again, none directed at the SOURCE of the condition or illness.

While most fell short in the areas of providing information and education the user, nearly all neglected providing the user with a comprehensive resource for products, services and treatment facilities, if required. We promise to provide a full range of products from leading manufacturers or quality, natural


                                    10.20-21
products. We will provide you with every known source for additional information on the condition or illness you are concerned about. We will provide sources for services, should you need to seek professional help, which will include a list of practitioners and alternative/integrative medical facilities in your geographic area. In addition to that, we will cater to the professional practitioner, providing the same comprehensive resources we provide our users, but will also carry products and equipment required by their profession. And we will be available to you on a 24/7 basis, which will include bulletin boards, chat rooms, Human Click(tm) so that you can interact with and ask questions of our staff of professionals, as well as a fully staffed toll free line for those of you who feel more comfortable speaking with a live person by phone.

In short we, at Bat Out Of Health.com, will not stop short. We want to be your one stop source for all of your natural, alternative health needs. We realize that we are the "NEW KID ON THE BLOCK." We recognize that it may take time to earn your respect, confidence and devotion. And we want you to recognize that we will build Bat Out Of Health.com over time, always seeking as we do to improve upon that which we have achieved. We will need your help and assistance in doing so. We WANT your input. We WANT your suggestions. We WANT to make this YOUR site, and to do so it must address your concerns and needs. After you have learned about our site, please click on to "GIVE US YOUR THOUGHTS" and let us know how we can improve YOUR SITE to better serve you and those like you.



                                    10.20-22

[Photo: Peter Ewens]

Peter J. Ewens, Chief Executive Officer
---------------------------------------

Mr. Ewens has been the driving force behind the creation, development and growth of several successful cutting edge companies over the past 25 years, with BioQuest International among them. Mr. Ewens possesses over 25 years of experiences in executive corporate management in a variety of fast-paced, time-critical environments. He has the reputation as a pro-active leader with the ability to creatively develop corporate visions, concepts and business models for emerging growth, startup or turnaround companies.

Prior to BioQuest, Mr. Ewens founded and build a food manufacturing and marketing company established to provide niche-oriented, cutting edge products to the retail and food service industries in the United States. Through Mr. Ewens' leadership and guidance this company grew from concept to a multimillion-dollar company, and was named to the Inc. 500 in 1989 as one of the fastest growing private companies in the United States.

In addition, Mr. Ewens was an owner and Executive Vice President of Sales and Marketing for a chain of private business schools principally involved in computer training.

Prior to that, Mr. Ewens served as Director of Marketing and Sales for a $200 million division of a Fortune 500 company involved in a vocational post secondary training including business, computer, secretarial and welding. In this capacity, Mr. Ewens was responsible for the production and management of all media advertising for schools in over 20 major markets.



                                    10.20-23

[Photo: Roger Miller]

Roger Miller, C.P.A., Chief Financial Officer
----------------------------------------------

Mr. Miller is a graduate of Long Island University and Brooklyn Law School in New York City. He is currently a practicing C.P.A. and tax consultant and has been in this field for the past 45 years.

Roger, in addition to his involvement in the field of tax consulting, was a Presidential appointee during the term of President Carter and was responsible for the creation and implementation of the allocation and price regulations for propane, butane and other fuels for the entire United States.

Roger is currently the President of Miller and Associates, Certified Public Accountants newly located in Naples, Florida and formerly of Annandale, Virginia. The clients of his firm represent the elite of Washington D.C. Society and the firm represents clients in all fifty states and fifteen foreign countries.



                                    10.20-24

[Photo: James Chappell]

James Chappell, D.C., N.D., Ph.D., M.H.,
Vice President of Medical and Scientific Technology
---------------------------------------------------

Dr. Chappell has treated over 7, 000 patients in a career that began in 1971 and included many of Hollywood's most famous actors, producers and directors. Dr. Chappell has recently retired from active practice as a chiropractic and naturopathic physician, clinical nutritionist and medical herbalist, and is now active teaching people his renown technique for health and natural healing, giving his students the tools to create their own healing miracle. This technique specializes in chronic and terminal diseases through education in Immunologic Rejuvination(tm), and Systemic Detoxification(tm). Among the conditions addressed are cancer, AIDS, heart disease, chronic fatigue syndrome, arthritis, herpes, sexual dysfunction, Alzheimer's Disease, Parkinson's Disease and diabetes.

Dr. Chappell, in his capacity as Vice President Of Seminar Opeartions, will direct an aggressive, ever-expanding program of information dissemination and education to the masses. This will be done through a combination of traveling seminars given in all major cities in the United States and select world capitals, as well as radio broadcasts, live talk shows, infomercials, and live-streaming broadcasts via the Internet.



                                    10.20-25

[Photo: Nicole Shoong]

Nicole Shoong, President of BioQuest Media Resources Group
----------------------------------------------------------

Nicole Shoong has been an active advocate behind the critical issues that weigh heavily in shaping the future of humanity and our planet for the past 20 years. In 1994, Shoong created the "California Sun" newspaper, a monthly publication focusing on health, science, environmental, political, legal, spiritual and self-empowerment/personal discovery issues. In 1998, Shoong significantly expanded her sphere of influence by establishing and hosting "The California Sun News Hour," a one-hour talk radio program. In July 1999, Shoong teamed up with Dr. James Chappell to become "The Shoong and Chappell Show"; An exciting three hour prime time program rated number one in the tri-counties area, airing out of Santa Barbara, California on KTMS 990 AM.

Additionally, Shoong and Chappell formed Heart the Heart Media, now publishers of the California Sun and producers of The Shoong & Chappell Show. The newspaper has not expanded 16 pages to 24 and has a circulation of over 400,000 worldwide. Shoong is the editor-in-chief, writer and designer of the newspaper, President of Heart to Heart Media and co-host and program director of The Shoong & Chappell Show.

Concomitantly, Shoong & Chappell give seminars throughout the country on the topics exposed within their media coverage. Shoong's lectures are filled with passion and enthusiasm inspiring all those attending to take action and responsibility for themselves and their environment.



                                    10.20-26

[Photo: Kirk Cizerle]

Kirk Cizerle, Chief Technology Officer
--------------------------------------

His creativity and innovation have already brought new developments to e-commerce and web-based technology. Prior to BioQuest Kirk served as the E-commerce Director and Senior Web Architect for one of the Top Federal Contractor Technology firms in the country. He is an expert in networks and servers, programming and web development, software application development, and holds several certifications. Earlier, Kirk was the Web Department Head and Senior Web Developer for EDO-TSA Corporation, a sister company to the multi-national billion dollar corporation, EDO.

As the Webmaster for another computer systems company, CustomEyes, Kirk created and maintained the Internet site, incorporating one of the first e-commerce storefronts. He also organized and taught Internet classes, converted PC systems for use by the visually impaired and blind, implemented the integration of Speech Recognition Software, and provided technical support and training for staff and customers. You could say that Technology, E-Commerce, and the Internet have been an integral part of Kirk's life and career from the start.

In addition to being an IT expert Kirk has also formed an entrepreneurial side. His most recent adventure has been serving as President and CEO of IT2M, Inc. Through IT2M, Kirk launched the Captain IT venture. CaptainIT's Corporate mission is to bring Captain IT, a fictional computer super hero, and Technology curriculum to young kids throughout the world. The Company's goals of providing sound, entertaining IT education to kids are bound for success.

At BioQuest, Kirk serves as the Chief Technology Officer. His primary duties include the launch of the BioQuest Internet Portal, Corporate Technology Infrastructure, and future technology visions. The initial site is scheduled for deployment in fall 2000. This site will be the focal point to completing one of the first online Direct Public Offerings. Upon completion of the first BioQuest International Web site, Kirk and the development team will construct the BioQuest Alternative Medicine Portal. This site will offer the Internet world everything Alternative Medicine. Content, Community, and Commerce will be available for both consumer and business markets.



                                    10.20-27

[Photo: Kevin Alexander]

Kevin Alexander, Vice President of Sales and Marketing
------------------------------------------------------

Mr. Alexander is an industry veteran bringing more than 17 years of progressive health industry experience to BatOutOfHealth.com. Mr. Alexander's sales, marketing, management and IT/project consulting experience with traditional and alternative/complementary provider organizations afford him unique qualifications that suit him for the challenge of launching this new business. For the past seven years Mr. Alexander has consulted independently on a number of projects which led to incorporation and installment as President of Alexander Creative Consulting, Inc. ACC sub-contracts include clients that provide or distribute aesthetic & medical spa equipment (cosmetic lasers, microdermabrasion, and body contouring systems) and anti-aging/rejuvenation oriented skin care products; continuing education resources for healthcare professionals; and web development/Internet marketing services. Prior to year 2000 he held a variety of profit center-based management and sales positions with leading national and regional provider organizations focusing on alternate site healthcare delivery. These included: American HomePatient, MP TotalCare, Optioncare, Visiting Nurse Management Group, Norrell Healthcare, VHA Enterprises and Foster Medical Corporation. Mr. Alexander is a graduate of Penn State University with a Bachelors of Science degree in Health Administration. He is board-certified in Health Care Management by the American College of Healthcare Executives (ACHE), and serves on the Board of Directors for the Public Relations Association of Collier County. He is one of the founding members and served as President of the non-profit professional organization - Complementary, Alternative and Medical Practitioners (CAMP), in 1996 and 1997.



                                    10.20-28

[Photo: Carl Duncan]

Carl N. Duncan, Securities Counsel
----------------------------------

Mr. Duncan is a 1970 graduate of New York University School of Law. He also graduated with a B.S. in History and Political Science from Central State University (Ohio) with an M.B.A. in Finance from American University. Mr. Duncan was formerly Senior Attorney in the Office of Tender Offers and Attorney-Advisor in the Division of Corporate Finance with the United States Securities and Exchange Commission. Mr. Duncan is currently the managing partner of Duncan, Blum & Associates with offices in Bethesda, Maryland and Washington, D.C.

Mr. Duncan represents a number of public and private issuers, and syndications. He represents and counsels clients in a broad range of corporate, securities and contract la issues, and a number of public issues on the full panoply of proxy, periodic reporting and "insider" trading responsibilities under the Securities Exchange Act of 1934.

He has represented issuers and underwriters in various industries and activities in more than a dozen countries and 48 states. A number of such offerings have had various creative elements such as being self-underwritten, direct public offerings (DPOs), mixed portfolios and offshore offerings. In addition, he has formed and registered with federal and state regulatory authorities broker-dealers with various licenses, from ones permitted to engage in direct participation programs to ones authorized to sell a full range of securities.



                                    10.20-29

Ray Stewart, Legal Counsel
--------------------------

Mr. Stewart has over 20 years of experience in providing legal, financial, tax, merger & acquisition and capital formation services, with a particular emphasis in the technology, investment and services industry. Mr. Stewart has served as a Partner in the Washington, D.C. office of the international law firm of Oppenheimer Wolff Donnelly & Bayh where he headed the firm's International Practice Group and specialized in federal, state and international tax planning, business consulting, management analysis and tax controversy work. He has assisted businesses in a number of different industries execute growth strategies through acquisition and integration.

Mr. Stewart has handled incorporations, acquisitions and mergers, as well as reorganizations and liquidations. He is often asked to assist in the development of business plans and the financial structuring of start-up companies. He has developed a specialty in assisting U.S. companies that are interest in doing business in emerging markets, as well as emerging markets-based companies that wish to access the U.S. capital markets. Mr. Stewart has also devoted substantial time to a broad range of business transactions, including public offerings, private placements, debt restructurings, contract, lease and joint venture negotiations, investment target identification, due diligence and operations analysis.

A 1975 graduate of Thomas More College with a B.A. in accounting, Mr. Steward received his law degree from the University of Kentucky College of Law in 1978, and his Masters in Tax Law from Georgetown University Law Center in 1985.



                                    10.20-30

                             BAT OUT OF HEALTH.com
                             ---------------------

Bat Out Of Health.com is under a phased-in construction, having been designed to become the most comprehensive Internet portal within the field of alternative/ integrative medicine. This portal will provide a single source site where medical practitioners, individual consumers and companies may go for information, education, research, products and services related to health and well being through natural, holistic alternative/integrative therapies. Our principal focus will be on those preventative therapies employed and practiced to avert disease through a combination of various disciplines and modalities that have been proven to promote wellness. Sources for alternative/integrative curative treatments are available for those who demonstrate that need.

It should be carefully noted that this site has been structured both as a B2C and a B2B site. In addition, this is not merely an information site. All of the entities in the BioQuest Family support one another. See the other Partners within the BioQuest Family detailed below.



                                    10.20-31

The BioQuest Centre for Natural & Integrative Medicine:

The BioQuest Centre for Natural & Integrative Medicine serves as the ultimate integrative medical facility dedicated to those seeking health and longevity through proven natural healing protocols. In addition to the most sophisticated and comprehensive medical clinic available, the Centre will incorporate a state-of-the-art research facility in furthering its objective of seeking new and better ways to lessen human suffering. It will also establish an educational training center dedicated to the training of doctors and practitioners from around the world in the latest techniques, protocols and therapies employed within the Centre.



                                    10.20-32

            THE BIOQUEST CENTER FOR NATURAL AND INTEGRATIVE MEDICINE
            --------------------------------------------------------

The BioQuest Center for Natural and Integrative Medicine is dedicated to the administration of effective alternative, natural treatment modalities to patients from around the world who are afflicted with various diseases. BioQuest has selected The Caribbeans as its choice for the location of this facility, in order to provide an ideally situated, relaxed, upscale environment that will be conducive to the integrative healing and recovery of the patient.

BioQuest will incorporate case-specific treatment protocols that combine or "integrate" those modalities which have been demonstrated to be the most efficacious, with the lease side effects, and which may include alternative and allopathic (traditional) therapies. Of equal importance is the recognition that the patient is a holistic person, one that is intimately connected and not just an arrangement of body systems, parts and organs. In addition to treating the physical being, we must integrate a harmonious, synergistic approach that addresses the mental and spiritual components that are interrelated to one's health, balance and wellness.

This "World Class" facility will house a treatment clinic offering principally outpatient services but it will include a limited number of inpatient rooms, along with a state-of-the-art research center devoted to finding a new, effective, natural treatments for disease and illness. The Center will also train professional doctors and medical practitioners from countries throughout the world in the specific methods and techniques used in administering these highly effective treatments and therapies. The training component will be added during Phase II of the development of The Center, anticipate to occur in 2002. It is important to note that this facility will not have the "look and feel" of a traditional clinic or hospital. In our Center, you will not see staff members wearing white coats or carrying stethoscopes around their necks. The reason is simple. Many, if not most of the patients we will treat, have been through the conventional medical system, where they have undergone surgery, radiation, chemotherapy and the like. They have come to us because traditional medicine has failed them. We believe that the last thing they want to see is another medical institution that looks and feels like one more potential disappointment.

The treatments and methods The Center's doctors will employ are all modalities that are proven through extensive research as well as years of positive results through their administration to thousands of satisfied patients in clinics and hospitals throughout the world. The doctors and medical practitioners who have joined, and will join, the Center's staff bring with them unique talents, expertise, capabilities and experience which will dovetail with that of other professionals and will culminate in an all-stare Team of medical professionals.



                                    10.20-33

                          THE BIOQUEST SEMINAR PROGRAM
                          -----------------------------


The BioQuest Seminar Program has been established to provide a grass roots approach to educating the general public as to ways in which they can increase their overall feeling of health and well being. The seminar programs are directed by Dr. James Chappel, a retired chiropractic and naturopathic physician, clinical nutritionist and medical herbalist, who has treated over 7,000 patients in his 30- year career. The outreach mission of the seminar program will be accomplished through lectures, seminars, symposiums, conferences, classes and retreats and will be given in all major markets throughout the United States and in select cities abroad. The topics covered in each of these venues will focus on health and well being. They will provide a valuable forum and structure for participants to "live the experience" while involved and then take such education and experience home to put into active daily practice.


                                    10.20-34

BioQuest International, Inc. Seminar Outreach Program(tm)

         The BioQuest International, Inc. Seminar Outreach Program(tm) is committed to teaching all those interested in wellness education how to help themselves using proven natural healing methods. In addition, its mission is to introduce the BioQuest Centre for Natural & Integrative Medicine to those needing advanced protocols and therapies












                                    10.20-35

           SEMINAR TOPICS

* There Are No Incurable Dis-eases

* Only Sick People Get Sick

* Energy Medicine Starts With You !

* Original Medicine:  Back To The Future

* The Latest In Natural Healing











                                    10.20-36

ACUPUNCTURE
Acupuncture literally means 'needle piercing," the practice of inserting very fine needles into the skin to stimulate specific anatomic points in the body (called acupoints) for therapeutic purposes. Along with the usual method of puncturing the skin with the fine needles, the practitioners also use heat, pressure, friction, suction, or impulses of electromagnetic energy to stimulate the points. The acupoints are stimulated to balance the movement of energy (qi) in the body to restore health.


ANGER/STRESS MANAGEMENT
As we all know, everything we do in life is by choice. Stress is not a problem. How we handle it is. Anger/Stress management is paramount to releasing self imposed anger, anxiety and stress.


AQUATIC-DOLPHIN THERAPY
For more than 20 years, intensive research directed towards dolphins and healing has been conducted. Today, there are more than 150 dolphin assisted therapy researchers worldwide. The results are shown through monitoring brain wave patterns, psychological testing, and studying the blood chemistry for release of endorphins. It is shown that being in the presence of the dolphins induces an alpha brain state. Profound physiological effects are shown in the health of the immune system, the state of the brain, and in the make-up of cells. BioQuest will only incorporate "swimming with the dolphins" if it can be done in their environment, free in the ocean.


AROMATHERAPY
Aromatherapy means "treatment using scents". It is a holistic treatment for the body with pleasant smelling botanical oils such as rose, lemon, lavender and peppermint. The essential oils are added to the bath or massaged into the skin, inhaled directly or diffused to scent an entire room. Aromatherapy is used for the relief of pain, care for the skin, to alleviate tension and fatigue and invigorate the entire body. Essential oils can affect the mood, alleviate fatigue, reduce anxiety and promote relaxation. When inhaled, they work on the brain and nervous system through stimulation of the olfactory nerves.


AYURVEDA
Ayurveda is India's traditional, natural system of medicine that has been practiced for more than 5,000 years. Ayurveda is a Sanskrit word that literally translated means "science of life" or "practices of longevity." Ayurveda emphasizes prevention of disease, rejuvenation of our body systems, and extension of life span. Ayurveda provides an integrated approach to preventing and treating illness through lifestyle interventions and natural therapies. It is based on the view that the elements, forces, and principles that comprise all of nature, and that which holds it together and which causes it to function, are also seen in human beings. In Ayurveda, the mind (or consciousness) and the body (or physical mass) not only influence each other, they are each other. Together they form the mind-body. The universal consciousness is an intelligent, aware ocean of energy, that gives rise to the physical world we perceive through our five senses. Ayurvedic philosophy and practices link us to every aspect of ourselves and remind us that we are in union with every aspect of nature, each other, and the entire universe.


BEE VENOM THERAPY
Apitherapy, the medicinal use of honeybee products, has been practiced since ancient times. In the modern world, honey bee venom has been used widely in treating arthritis and other inflammatory and degenerative diseases. Clinical data from Europe and Asia support the claim that bee venom can be used to effectively treat a number of debilitating medical disorders which often seem resistant to orthodox medical treatment, or which need high doses of medications with unpleasant side effects (non-steroidal anti-inflammatories, corticosteroids or immuno- suppressant drugs).


BIOFEEDBACK
Biofeedback operates on the premise that we have the innate ability and potential to influence the automatic functions of our bodies through the exertion of will and mind. Biofeedback has recently been shown to give us what had previously seemed an impossible degree of control over a variety of physiologic events. Using a special machine and sensors to record muscle contractions and skin temperature, one can learn to control normally involuntary processes such as heart rate and blood pressure that increase under stress. The machine "feeds back" these efforts and eventually you can recognize and control facets of the stress response by yourself. Once viewed with skepticism, the control of "involuntary" responses is now seen to be effective in the treatment of migraine headaches, asthma and other disorders in certain individuals.


BIORESONANCE/BRT THERAPY
Bioresonance Therapy is an aid to diagnosis and treatment, which makes use of a revolutionary diagnostic tool, the Bioresonance Machine, developed by Bicom technology. Bioresonance therapy, referred to as BRT, uses state of the art computerized equipment to "listen" to the body's own ultrafine electromagnetic frequencies. It is common knowledge in scientific circles that all matter has an energic or electromagnetic basis and that different types of matter have their own electromagnetic oscillations peculiar to that matter.


                                    10.20-37

BREATHING  THERAPY
Lack of oxygen in the tissues, call "hypoxia", has been cited as a fundamental cause of degenerative disease. Fortunately, there are now treatments and supplements to assist those with hypoxia. The role of proper breathing is much overlooked. The Childers Method( of oxygen replacement will be taught exclusively at the Centre.


CHAKRA BALANCING
Chakras, meridians and acupressure points are the energy centers that enable us to connect and communicate with our Self and our Reality (environment). The combination of our Energy and Consciousness, exploring a point of focus, while expressing our own unique point of view, makes up our bio-electro- magnetic matrix along with our physical, emotional, mental and spiritual aspects of our Self and is often referred to as our subtle energy bodies or chakra centers. We use our chakras (energy centers) and meridians (energy lines) to maintain our connection with ourself and our environment, as we expand our awareness, and express and experience our emotions. Acupressure points are transformers and circuit breakers that regulate and facilitate the flow of energy and information between the subtle bodies. Our natural desire is to be Spiritually connected with our Self and emotionally connected to our environment enabling us the experience of living on this planet, and in this plane of consciousness.


CHELATION THERAPY
The word chelation is derived from the Greek word chele that means claw (like that of a scorpion or crab). The concept of chelation is based on the observation that when a certain amino acid complex called EDTA (ethylene-diamine-tetra-acetic acid) comes in contact with certain positively charged metals and other substances such as lead, iron, copper, calcium, magnesium, zinc, plutonium and manganese, it grabs them (hence the chele or claw), and removes them. Thus, chelation therapy is the process of removing from the body the undesirable ionic material, through the introduction of an organic compound which has suitable chelating properties, and which is administered via intravenous infusion, or taken orally or by suppository.


CHIROPRACTIC
Chiropractic is one of the largest primary health care professions in the world after medicine and dentistry. The word Chiropractic derives from the Greek Chiero which means "hand", and Praktos, which means "to use", and thus literally, "done by hand" or manipulation. The treatment is based on the principle that alteration to joint movement is best corrected by mechanical means, i.e. using manipulation or adjustment of the joints. If sections of the spine are disturbed in any way, they could cause interference with nerve impulses, which travel through the spinal cord. Adjusting those parts of the spine which are disturbed helps the nerve impulses to travel freely.


CLUSTERED WATER
In the body, there are basically two types of Water (Biowater): bound water and clustered water. Clustered Water is able to move freely through the cell walls and is necessary to transport nutrients, remove waste, and maintain proper communication between cells. Bound water, on the other hand, is water that becomes physically bound to other molecular structures and becomes unable to move freely through the cell wall. When we are young, our bodies contain a high level of clustered water and not much bound water. However, as we age, bound water becomes more predominant as clustered water levels decrease. This hinders the effectiveness of literally thousands of metabolic functions and causes significant structural changes in our bodies tissues.


COLD SHEET TREATMENTS
For hundreds of years, hot and cold water therapy has been used to help the ill. The Cold Sheet Treatment is a protocol wherein hot water, herbs and an ice cold sheet are used to stimulate the white blood cells and immune system to do more of what they are supposed to do; irradicate disease and eliminate it. This approach uses the practice of hyperthermia, thus causing a controlled fever.


COLON THERAPY
Colon therapy, which is a detoxification process, can be traced back through history to the times of ancient Egypt, India and China. The practitioners of colon therapy claim that fecal matter may cling to the wall of the colon and then may be reabsorbed into the bloodstream. The aim of colon therapy is to remove this waste by flushing it away with purified water. A Colonic Irrigation using the gravitational method is an internal bath that helps cleanse the Colon of Poisons, Gas, and Accumulated Fecal Matter. Unlike an ENEMA, it does not involve the retention of water. There is NO discomfort, NO internal pressure, and just a steady gentle flow in and out of the Colon. At the same time, an Abdominal Massage is given to stimulate the Colon to recover its natural Shape, Tone, and Peristaltic Wave Action. No other system can equal this process.

                                    10.20-38

COUNSELING (Diet, Psychological, Spiritual)
Counseling occurs when a counselor meets with a client in a private and confidential setting to explore a difficulty the client is having, distress he may be experiencing or perhaps his dissatisfaction with life or loss of a sense of direction or purpose. Counseling is a way of facilitating choice or change or reducing confusion. "I don't know which way to turn ... what to do .. what's the matter with me" are frequent opening remarks. In the counseling sessions the client is enabled, by a person who neither judges nor offers advice, to explore various aspects of his life and his feelings concerning them by talking about them freely and openly in a way that is rarely possible with friends or family. The counselor will encourage the expression of feelings and, as a result of his or her training, will be able to accept them without him or herself becoming burdened by them.

DARKFIELD MICROSCOPY
Light microscopy is an important investigative tool for biology that is used regularly in high schools and colleges. The structure of many biological specimens are of low contrast that cannot be revealed by the brightfield compound microscopes which are provided in many classrooms. Microscopes that improve the contrast of these specimens through special optics are prohibitively expensive for most teaching budgets. In order to change this contrast, a simple, inexpensive modification that changes a brightfield microscope into a darkfield microscope allowing low contrast samples to be examined can be done.

DEEP TISSUE THERAPY
Deep Tissue Therapy is designed to cause corrective changes to the damaged or adherent muscles and the adjacent soft tissues. The improved circulation that results causes changes on the cellular level, not only to the muscle involved, but also to any soft tissue that may have been affected by the impaired circulation. Where muscles have become "dry," Deep Tissue Therapy brings lymphatic fluid toward the muscle cell. The lymphatic fluid acts as the liquid medium required for osmosis and cellular exchange on the capillary level. Deep Tissue Therapy relieves the entrapment of nerves, and it also aids in moving out toxins and congestion that may have accumulated in damaged muscles and soft tissue, thereby reducing edema and inflammation, as well as eliminating pain. It promotes detoxification on a cellular level, thus improving cellular function. It softens hard fibrous muscle which restricts joint range of motion, thereby "throwing off" the body's proper structural alignment.

DETOXIFICATION
The use of detoxification techniques can sometimes make the difference between an effective holistic healing program and endless frustration. These effective techniques get many people started on their healing path where medications, diet, exercise, yoga, and everything else failed. Holistic healers have frequently and successfully prescribed cleansing techniques for moderate to severe immune system disorders. It is well known that eating a diet high in saturated fats can often lead to a buildup in the arteries (atherosclerosis). In a similar fashion, fats, cholesterol, mucus, xenobiotics (organic toxins), inorganic chemicals, etc. can build up in various organs and tissues of the body, severely affecting the operation of those organs and tissues. Often, these buildups aren't severe enough to be recognized as diseases unto themselves, yet they can lead to quite a few problems throughout the body. The exposure to toxic chemicals is a major contributor of toxic buildups within the body.

ELECTROTHERAPY
The human body is a web, a complex and intertwined mass of neurons and synapses that crackle with electricity and send messages across millions of nerve pathways. Everything that you think, feel, smell, touch, even if you aren't aware of it, has a corresponding and intricate neurological reaction. Pleasure, pain, happiness, fear, heat, cold, etc., come from tiny sparks of electricity that jump between nerves and eventually get translated by your brain into sensations and feelings that you recognize. Sometimes the messages that your body sends are undesirable. Pain is a good example. Or, you don't have the ability to send certain messages altogether, such as those that might help heal an injured limb or low back. Electrotherapy, on the other hand, can change these signals for therapeutic benefit. By interrupting, altering or inducing certain electrical impulses, electrotherapy devices - such as the TENS (transcutaneous electrical nerve stimulation) and neuromuscular stimulation, can help control pain, prom ote muscle rehabilitation and facilitate fluid movement. That's why health care professionals prescribe their use for a variety of circumstances including lower back pain, joint stiffness, muscle spasm, sports-related injury and post-operative treatments.

ENERGY MEDICINE - RIFE
When Royal Rife first developed electronic pulse instruments to treat disease, he made use of vibrational frequencies. Through his research, Rife discovered that each virus, bacterium or parasite, was particularly sensitive to a specific wave frequency. After placing the organism in that specific frequency, Rife found that it would die. In fact, such an organism would literally disintegrate. This occurs similar to a glass that is shattered by a musical note, vibrating the glass' resonant frequency. Thanks to the discovery of electrical frequencies and the work of many scientists over the years, Rife Resonator Instruments now make use of electromagnetic frequencies. According to the original theory, these electromagnetic frequencies generate various MOR's (Mortal Oscillatory Rates), each specific for destroying viruses, bacteria, etc.

                                    10.20-39
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ENZYME THERAPY
Enzymes are almost invisible protein molecules, which are contained in the food we eat and are produced by our bodies. Scientists believe there are thousands of different enzymes, many of which are yet to be discovered. We can divide enzymes into three primary categories for purpose of discussion: metabolic, digestive and food. Metabolic enzymes are those enzymes that catalyze various chemical reactions within the cells such as detoxification and energy production. Digestive enzymes are secreted along the gastrointestinal tract to break down food so the nutrients can be absorbed into the bloodstream. Food enzymes are naturally present in all raw foods, providing an exogenous source of digestive enzymes when consumed. Plant enzymes are a special preparation of the enzymes present naturally in raw food in supplement form. Plant enzymes come from plants and can assist the body in the digestion of the food we eat if taken with meals. Taken between meals they can fortify the blood and be stored in the liver and other organs to be used when needed. In short, they enhance our body's nutritional health.


EXERCISE AND FITNESS
Regular physical activity can help the human body maintain, repair, and improve itself to an amazing degree. People who exercise regularly may also be less apt to suffer fractures or other accidents. Exercise, as taught at the BioQuest Centre, also balances the immune system and stimulates the lymphatic and blood vascular circulation


FASTING
Historically, man has lived on a sparse diet, free from pesticides, food additives, drugs and toxins. Today, we consume more toxic substances than all generations before us. The level of lead built up in our bones is 200 times compared to those bones excavated from the period of Christ. Through air, water, food and even mother's milk, we have absorbed thousands of toxins and chemicals 0that exist in the environment as a result of modern technology. Graciously, God has provided a way to fast, in spite of the abuse to the body. Juice fasting can be used as a springboard for water fasting. Fasting intensifies healing. Tissues and organs are repaired rapidly. To heal illness the body must pull all of its resources towards cleansing and repairing. To do so, it attempts to reduce or stop digestion by removing the desire to eat. Wounded animals will fast, emerging to eat only after their wounds or broken bones have healed. This is the reason why there is little desire to eat food when sick-the body wants to focus all of its resources on healing.


HAIR ANALYSIS
All of the minerals present in the body are found in the hair. Hair analysis has emerged as the most practical method of testing for mineral balance in the body. Hair analysis, as a feasible diagnostic procedure, is possible largely due to the advanced analytical technology developed since the end of World War II. Equipment being used includes the Atomic Absorption Spectrophotometer (AAS), Inductively Coupled Plasma Emission Spectroscopy (ICP) combined with a computer read-out of the results. Hair is the ideal biopsy material for determining the body's levels of nutrient and toxic minerals. Hair Mineral Analysis is an extremely precise analytical test, which is used to measure the mineral content of hair. Only hair will reveal the unique mineral absorption during a very specific period of time. The hair sample is tested for minerals in parts per million. This analysis allows for exact recommendations of only those supplements that are actually needed. This is important knowledge to have if you are concerned about maintaining good health and discovering the body's toxic metal levels.


HERBOLOGY
Plants that are used as medicines have been referred to as "herbs" for over 4000 years by European and the Mediterranean cultures, hence the word "herb", being a derivation of "herbe" and the Latin word, "herba". Originally, the term "herb" only applied to non-woody plants. Today, "herb" refers to any part of any plant used for flavoring or medicine. Although the term "herb" can also be equated with food spices, it is generally used in reference to any plant, or any part of a plant, having nutritional and / or medicinal value(s). Additionally, an "herb" may be a fruit, a bark, a flower, a leaf, or a root, as well as a non-woody plant. The basic assumption behind natural healing is that man is part of a continuum of being. Since he is a living being, his physical (and mental) condition is linked especially to the properties and influences of natural organic substances. Many of these, in various quantities, are necessary to life itself. Others are valuable, if not essential, for maintaining the body at its optimum state of health.


                                    10.20-40

HOMEOPATHY
In conventional medicine, the symptoms are considered to be a manifestation of the disease. Drugs are given to kill a pathogen causing it to dampen the symptom of the condition. Homeopaths, on the other hand, see the symptoms as the body's attempt to heal itself. They see the symptom as a positive sign that the body's defense mechanism is trying to fight the underlying cause and by this reasoning, they insist that the symptoms should not be suppressed as we are working against the body's attempt to cure itself. A homeopath studies the whole person. Characteristics such as their temperament, personality, emotional and physical responses when prescribing a remedy, etc. are studied. So, a homeopath may treat different persons exhibiting the same symptom differently. (For example, two persons exhibiting flu like symptoms may get two different medications from the homeopath based on the appraisal of the mind body constitution.)


HO' OPONOPONO
Ho' oponopono is a powerful peacemaking process of ancient Hawaii. It is a procedure for forgiveness and is the Hawaiian way to restore one's relationships. Ho'oponopono is a time-honored practice to forgive oneself and others and set things right. It is important to clear the air of misunderstood or mistaken feelings and emotions when situations between people in close living and working relationships have become strained, tense or hurtful. The Hawaiian perspective regarding the benefits of this practice of forgiveness is the healthy lifestyle that is promoted from being in a clear state of mind. Physical illness is considered the most common side effect of communications gone awry when relationships have become strained. The Hawaiian Ho'oponopono system provides a respectful honoring way to graciously release anger, guilt, embarrassment, and regret. In sharing this practice of ancient Hawaii, we, in these modem times, can find an appropriate way to use this wisdom of the ancestors. We can also feel the wholeness in our body being restored as we release ourselves from the negative judgements and opinions regarding our personal drama.


HYDROTHERAPY
Hydrotherapy is the use of water in the treatment of disease. Hydrothermal therapy additionally uses its temperature effects, as in hot baths, saunas, wraps, etc. The recuperative and healing properties of hydrotherapy are based on its mechanical and/or thermal effects. It exploits the body's reaction to hot and cold stimuli, to the protracted application of heat, to pressure exerted by the water and to the sensation it gives. The nerves carry impulses felt at the skin deeper into the body, where they are instrumental in stimulating the immune system, influencing the production of stress hormones, invigorating the circulation and digestion, encouraging blood flow, and lessening pain sensitivity. Generally, heat quiets and soothes the body, slowing down the activity of internal organs. Cold, in contrast, stimulates and invigorates, increasing internal activity.


HYPERBARIC OXYGEN THERAPY
Hyperbaric oxygen is a mode of therapy in which the patient breathes 100% oxygen at pressures greater than normal atmospheric (sea level) pressure. Oxygen, when breathed under increased atmospheric pressure, is a potent protocol. In contrast with attempts to force oxygen into tissues by topical applications at levels only slightly higher than atmospheric pressure, hyperbaric oxygen therapy involves the systemic delivery of oxygen at levels 2-3 times greater than atmospheric pressure. Hyperbaric medicine is an emerging specialty of medicine that delivers oxygen at greater- than-atmospheric pressures to treat a variety of disorders. Today, hyperbaric oxygen is used successfully as an adjunctive therapy for such indications as deep- seated acute and chronic bone and soft tissue infections, hypoxic non-healing wounds, preservation of compromised soft tissue flaps and grafts, and management of wounds in radiated tissue. In addition, advanced natural healing clinics use hyperbaric oxygen therapy to treat cancer an d a variety of other diseases.


HYPERTHERMIA
Hyperthermia is a procedure in which body tissue is exposed to high temperatures (up to 106 F). Local hyperthermia refers to heat that is applied to a very small area, such as a tumor. To achieve internal heating, one of several types of sterile probes may be used, including thin, heated wires or hollow tubes filled with warm water; implanted microwave antennae; and radio frequency electrodes. In regional hyperthermia, an organ or a limb is heated. Magnets and devices that produce high energy are placed over the region to be heated. In another approach, called perfusion, some of the patient's blood is removed, heated, and then pumped (perfused) into the region that is to be heated internally. Whole-body heating can be accomplished using warm-water blankets, hot wax, inductive coils (like those in electric blankets), or thermal chambers (similar to large incubators).

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HYPNOTHERAPY
Hypnosis is an altered state that occurs naturally in everyday life. The difference is that when you do it on purpose, with the intent of achieving an altered state, we call it trance work or hypnosis. When it occurs naturally, we call it relaxing or daydreaming. Hypnosis is a concentrated mental state. Strong minded, intelligent, people make the best subjects. A weaker minded person may need some training in mental focus, before they can be successfully hypnotized. The best subjects are people with good intelligence and a vivid imagination. Since everything is stored and acted upon in the subconscious mind, the cause of most dysfunctions is in the subconscious mind. Traditional talk therapy is done from the conscious mind. Working in the conscious mind will get results when the problem is in the conscious mind. However, most problems are symptomatic of something that is stored and enforced by the subconscious mind. Hypnosis accesses the subconscious mind and deals with the cause of the problem. That is why it is such an effective tool for generative change.


JUICE THERAPY
Nutritious, natural and easy to prepare, juices made from raw fruits and vegetables are the ideal way to enhance well being. As part of your daily diet, fresh juices can provide essential vitamins and minerals to help beat fatigue and boost immunity, making you glow with good health. Many people ask, why juice a fruit or vegetable when you can eat the entire thing. The answer is simple, when you eat the entire fruit or vegetable, your body has to breakdown and extract the vitamins and minerals from the pulp. By using a juicer, the pulp is already separated from the juice, so all you get is the easily absorbed nutrients with no energy lost to digestion. Remember pulp has zero nutrient value, its only use is as a fiber source. We certainly all require fiber but we should be getting it from our regular daily diets. By adding fresh juice to the diet, three eight-ounce glasses gives the equivalent of thirty pounds of fruit and/or vegetables eaten! It would be impossible to eat thirty pounds daily but it is simple to drink the three glasses.

KIRLIAN PHOTOGRAPHY
Kirlian photography is a means of taking pictures of the nonmaterial world without a camera. It provides a way of viewing the unseen patterns of energy and force fields that probably permeate all substances. The Kirlian effect is useful for recording energy balances and harmonies in all forms of life. The vast differences in color produced by different objects have resulted in speculation that the careful study of color patterns may provide keys to understanding the hidden energies of our bodies. Some have even ventured to suggest that diseases can be diagnosed and treated based on the images captured in Kirlian photographs. The equipment, which produce the Kirlian photographic effect, uses no light, but only the radiation spark discharging from an object being photographed on a film emulsion. The equipment consists of a metal plate and a generator or oscillator that produces a high voltage field of variable pulse and frequency. Film put in contact with the plate and with the object on top of it causes a pho tograph to be produced.


LAUGHTER THERAPY
Patients, doctors and health-care professionals are all finding that laughter may indeed be the best medicine. Finding humor in a situation and laughing freely with others can be a powerful antidote to stress. Many people find that maintaining a sense of humor at such occasions are useful for good quality of life. Our sense of humor gives us the ability to find delight, experience joy, and to release tension. This can be an effective self-care tool. Scientific evidence on the effectiveness of humor as a therapy is now overwhelming. For many years medical professionals have recognized that those patients who maintained a positive mental attitude and shared laughter responded better to treatment. Physiological responses to laughter include increased respiration, circulation, hormonal and digestive enzyme secretion, and a leveling of the blood pressure. Many report a general sense of euphoria after vigorous laughter.


LIGHT THERAPY
For thousands of years people the world over have revered the sun as a great healer; some ancient cultures even worshipped the sun. There is no doubt that the sun plays a very important role in our daily lives. We feel better after spending time in the sun. We know that lack of sunlight can result in nutritional deficiencies. Without sunlight vitamin D cannot be metabolized in the human body, which can result in rickets. Most enzymes, hormones and vitamins need light for proper functioning. Studies have shown that different lights affect different enzymatic reactions for healing purposes. For example, one of the first tests a pediatrician does to a newborn baby is to check for jaundice. If found positive, they are placed under a blue light to cure the disease. Most of us are subjected to light therapy, without ever being aware of it. Researchers have uncovered numerous benefits from regular, moderate exposure to sunlight-or to sun-like artificial lights. Such exposure can help relieve winter blues and treat other forms of depression; minimize jet lag; shorten abnormally long menstrual cycles and treat psoriasis, eating disorders and some forms of insomnia. It can even help relieve some symptoms of lupus, a serious disease involving the immune system.

                                    10.20-42

LIVE CELL THERAPY
Live protein therapy is designed to build and strengthen the support systems of the body. The object is to rebuild and regenerate motor functions, cleansing and drainage systems, improve and strengthen the endocrine and immune system, increase blood flow and oxygen utilization, and generally reverse the aging process by increasing the well being and quality of life. This is the most advanced body stimulation therapy. These tissue products are derived from the finest organic bovine and porcine sources in France and Germany. Different tissue extracts can be combined to achieve different results by targeting specific organs resulting, not only in a revitalizing effect on the target organ, but also enhancing the specific function of cellular tissue as well.


LYMPH DRAINAGE THERAPY
The proper functioning of the lymphatic system is critical to our body's ability to detoxify and regenerate tissues, filter out toxins and foreign substances, recover crucial substances that have escaped from the blood, and maintain a healthy immune system. The lymph vessels rely upon hundreds of tiny muscular units (lymphangions) contracting throughout the body to propel the lymph. These contractions enable the lymph vessels to transport numerous substances (i.e., proteins, toxins, hormones, fatty acids, immune cells) to the lymph nodes, which can then process them. Lymphatic drainage is a hands-on technique designed to activate and cleanse the human fluid system. Today, lymphatic drainage techniques are employed as standard scientific practice and continue to gain recognition, both from healthcare providers and major insurers.


MAGNETIC AND ELECTROMAGNETIC THERAPY
One of the more popular therapies for the treatment of a variety of conditions in human and veterinary medicine is the application of a magnetic field. Blood, like all tissues, contains electrically charged ions. There is ample evidence that electrical activity exists in the body at all times. For example, electrical currents can be measured in the beating heart and are also generated in the production of bone. . In bone, mechanical and electrical signals may regulate the synthesis of extracellular matrix by stimulating signaling pathways at the cell membrane. In soft tissue, alternating current electrical fields induce a redistribution of integral cell membrane proteins which, hypothetically, could initiate signal transduction cascades and cause a reorganization of cytoskeletal structures.


MASSAGE THERAPY
Therapeutic massage involves the manipulation of the soft tissue structures of the body to prevent and alleviate pain, discomfort, muscle spasm, and stress; and, to promote health and wellness. AMTA defines Massage as, "a manual soft tissue manipulation that includes holding, causing movement, and/or applying pressure to the body." Massage therapy is " a profession in which the practitioner applies manual techniques, and may apply adjunctive therapies, with the intention of positively affecting the health and well-being of the client. Massage therapy improves functioning of the circulatory, lymphatic, muscular, skeletal, and nervous systems and may improve the rate at which the body recovers from injury and illness.


MEDITATION
The use of Meditation for healing is not new. Meditative techniques are the product of diverse cultures and peoples around the world. It has been rooted in the traditions of the world's great religions. In fact, practically all-religious groups practice meditation in one form or another. The value of Meditation to alleviate suffering and promote healing has been known and practiced for thousands of years. More and more doctors are prescribing meditation as a way to lower blood pressure, improve exercise performance in people with angina, help people with asthma breathe easier, relieve insomnia and generally relax the everyday stresses of life. Meditation is a safe and simple way to balance a person's physical, emotional, and mental states. It is simple and can benefit everyone.


MERCURY DETOX / AMALGUM
Traditional dentistry has relied heavily on amalgam fillings (silver fillings) for over 70 years. Amalgam fillings are 50% mercury, 35% silver, 14% zinc and 3% copper. There is ample evidence to indicate that there is a direct correlation between the content of mercury in many body tissues and the number of amalgam fillings in the mouth. The scientific research is quite disturbing and calls for a new look at amalgam fillings. Due to changing conditions in the mouth, there is a constant corrosion of dental materials. This means that chemicals and metals are released into the body where they may cause untold damage. Investigation of potentially harmful dental materials must form part of any health program.

                                    10.20-43

MRI SCANNER - CAT SCANNER
Magnetic Resonance Imaging or MRI scanning uses a very strong magnetic field for producing an image. This diagnostic method relies on the response of atoms in the presence of a magnetic field. During MRI testing, each hydrogen atom in the body responds to the magnetic field. The degree of hydrogen response depends on the type of tissue. A magnetic field detector measures the responses of the atoms. As with the CAT scanning, measurements are taken from thousands of angles around the body. The computer collects these signals, analyzes them, and produces a three dimensional image representation of the scanned body area, according to the magnetic response measurements of the detector. Magnetic Resonance Imaging (MRI) is an imaging technique being applied to an increasing range of clinical indications. MRI shows excellent contrast between soft tissues enabling clear visualization of anatomical structures. The CAT scan is used primarily for bone evaluation.


MUSIC THERAPY
Listening to music does wonders to alleviate stress. Music has always been a great healer. In the Bible, we learned about how King Saul had his protege, the young David, play the harp for him to help ease his severe depression. Harmonic music is a significant mood-changer and works on many levels at once to relieve stress. Many experts suggest that it is the rhythm of the music or the beat that has the calming effect on us, although in most cases, we are not conscious of it. They point out that the influence of music may have originated when we were a baby in the mother's womb listening to the heartbeat of the mother. We, respond to this soothing music at later stages in life, perhaps associating it with the safe, relaxing, protective environment provided by our mother.

NEGATIVE ION THERAPHY
Negative ion therapy artificially introduces negative ions through the use of machines called ionizers. When near a waterfall or above the tree line in the mountains the air is charged with negative ions and one usually feels better. Research has shown that negative ions can reduce blood pressure, improve abolism and functioning of the central nervous system. Negative ions have also been used very successfully in treatment of allergies, hay fever, and respiratory conditions. These ions may even stimulate an increase in brain serotonin levels, promote alpha brain waves, increase brain wave amplitude and increase oxygen utilization of the body.


NUTRITION
The foundation of The BioQuest protocol is all organic, whole, live, non-irradiated, non-genetically engineered food, clustered water and supplemented, pure oxygen. To conserve energy depletion, for those severely ill, vegetable juices only may be recommended. Others will be offered soups, salads, and meals using only live vegetables. Because all illness creates an acid pH, no acid forming foods are used, which include fruits, starches, grains, potatoes, animal protein, etc. From therapeutic to optimum nutrition, proper food combining and rotation will be taught. Along with oxygenation, the importance of hydration cannot be overemphasized. Separate from Bio-Oxidative therapy, the Childs Method of nutritional oxygen replacement is paramount to full recovery, be it from cancer or the common cold. Since we are what we eat, assimilate, and what we don't eliminate, most illness has started at the food plate. Therefore, at The BioQuest Centre for Natural and Integrative Medicine, understanding the essentials of excellent nutrition is priority number one!


OXYGEN THERAPY/OZONE THERAPY
Oxygen therapy is an umbrella term for a number of closely related cutting edge therapies that seek to promote healing by flooding the body with oxygen. Ozone therapy is probably the most powerful of the Oxygen therapies. Ozone is an activated, trivalent (three atoms) form of oxygen. Oxygen starvation is the most common cause of disease and sickness. Oxygen/Ozone therapy seeks to redress this imbalance. Oxygen starvation is caused by poor breathing, de-oxygenated and refined foods, smoking, lack of exercise, environmental pollution (especially for those living in cities) and the natural reduction in ambient oxygen that has been taking place over the last few thousand years. Other treatments, both conventional and alternative, do work as long as the blood stream is properly oxygenated.


PHYSCIAL THERAPY
Physical therapy is a fun and exciting healthcare profession that helps people with many types of medical afflictions. Manual therapy, joint mobilization, myofascial release and neurodevelopmental(NDT) techniques are only some of the special skills used by therapists to treat patients to help lessen disability, pain and improve overall function and quality of life. Therapists use special equipment and modalities when treating patients, which help aid in the healing and recovery of an injury. Electrical stimulation, hot packs, cold packs, infrared and ultrasound are only some of the modalities one may require during a treatment session with a physical therapist. As part of treatment and the rehabilitation process, a physical therapist will often stretch, strengthen, facilitate muscles, challenge balance, test coordination abilities, teach home exercise programs and enhance basic mobility skills.


QI GONG / CHI GONG CHI THERAPY
CHI GONG, which means "energy skills," is an ancient form of exercise practiced by literally millions of Chinese people each day as a way of calming the mind, improving health, and revitalizing the body. The Chinese maintain that the proper practice of Chi Gong exercises not only benefit the entire body and mind, but also can cure certain ailments, ward off illness, and strengthen one's constitution in general. In a chi gong state, cares and troubles wash away. Eventually, there will be no distractions, depressing thoughts or worries. Through meditation one gains feelings of happiness. This in turn stimulates circulation of blood and qi, or life force. If one is ill, over time the body's functions are thus able to return to normal. If one is not ill, the existing sense of wellness and well being increases. People of all ages can learn to practice chi gong, and so develop and maintain internal vigor and good health. Some do this to treat and cure an existing illness. Others are trying to prevent the onset of disease. Still others want to feel and perform better, experience higher levels of energy and stamina, and slow down the aging process.

REFLEXOLOGY
There are places on the feet (and hands) that correspond to parts of the body, e.g. internal organs and joints. Manipulating those parts of the feet (or hands) can have direct effects on corresponding parts of the body. Reflexology allows the practitioner the ability to diagnose and treat illnesses of these organs by appropriate reflexological treatment. Reflexology is literally translated from the Latin as "loggia + reflex", the science of reflexes. Reflexology is the science, which researches and articulates the mechanism by which information is transmitted from the internal organs to the surface of the skin and its various micro reflex zones.


SAUNA/STEAM THERAPY
Although most people simply consider a sauna just a pleasant means of relaxation, sweat therapy, in fact, has a powerful health-enhancing effect. Today, steam and sauna facilities are an integral part of the hydrotherapeutic offerings at European and American spas, and steam rooms and saunas are a common feature at health clubs and public pools. Yet, there is surprisingly little awareness of the wide-ranging benefits of steam and sauna bathing. There is evidence that these sweat-inducing treatments stimulate the immune system, improve circulation, and help the body to purge itself of impurities. Although often misunderstood as a symptom of disease, fever actually is a part of the body's natural healing response. Steam baths, sauna, and other heat-inducing treatments elicit similar healing responses in the body, and consequently are often called "artificial fevers".


STEM CELL TRANSPLANT
All embryonic stem cells are undifferentiated cells that are unlike any specific adult cell. However, they have the ability to form any adult cell. Because undifferentiated embryonic stem cells can proliferate indefinitely in culture, they could potentially provide an unlimited source of specific, clinically important adult cells such as bone, muscle, liver or blood cells. The ability to grow human tissue of all kinds opens the door to treating a range of cell-based diseases and to growing medically- important tissues that can be used for transplantation purposes. For example, diseases like juvenile onset diabetes mellitus and Parkinson's Disease occur because of defects in one of just a few cell types. Replacing faulty cells with healthy ones offers hope of lifelong treatment. Similarly, injecting healthy cells to replace damaged or diseased cells could, in theory, shore up failing hearts and other organs.


TAI CHI
China has a long history of refined exercise systems. These exercises reflect an Oriental view of the Universe based on the balance of the two fundamental forces termed Yin and Yang. Simple examples can be seen in the change of light to darkness, summer to winter, and the interplay of male and female. Although they are apparently opposites, Yin and Yang can be seen to complement each other. As the human body is composed mainly of water, so Tai Chi 's curved and spirilic movements are designed to gently stretch open the joints and to keep the body fluid and relaxed. Like acupuncture, it aims to unblock and balance a person's vital force, or Chi, which flows throughout the body in a system of meridians. The classical forms of Tai Chi Ch'uan often have over one hundred movements, taking about half an hour to perform, depending on the speed of practice, and are beautiful to watch. They are learned posture by posture to gradually build up the long, flowing, and continuous movement.


THERMOGRAPHY
Digital Infrared Thermal Imaging (DITI) is a non-invasive diagnostic technique that allows the examiner to visualize and quantify changes in skin surface temperature. An infrared scanning device is used to convert infrared radiation emitted from the skin surface into electrical impulses that are visualized in color on a monitor. This visual image graphically maps the body temperature and is referred to as a thermogram. The spectrum of colors indicates an increase or decrease in the amount of infrared radiation being emitted from the body surface. Since there is a high degree of thermal symmetry in the normal body, subtle abnormal temperature asymmetry's can be easily identified. Medical DITI's major clinical value is in its high sensitivity to pathology in the vascular, muscular, neural and skeletal systems, and as such, can contribute to the pathogenesis and diagnosis made by the clinician.


ULTRA-VIOLET BLOOD IRRADIATION
Ultra-Violet Blood Irradiation (UVBI) is a time-honored therapy used extensively in the 1930's prior to antibiotics. This valuable therapy is making a comeback because of its usefulness in neutralizing toxins and enhancing immune resistance against multiple organisms, including antibiotic resistant strains. The method of UVBI involves withdrawing the patient's blood into a tube (treated with heparin to prevent clotting), passing it into a crystal tube as it is drawn past the ultraviolet light and drawn into a 60cc syringe. Then it is slowly pushed back into the body. This passes the blood through the ultraviolet light twice, coming out and going in. This process is generally done twice, to irradiate approximately 120 cc of the blood. The irradiated blood can then emanate secondary irradiation to the rest of the blood.

VISUALIZATION
Advocates of imagery contend that the imagination is a potent healer that has long been overlooked by practitioners of Western medicine. Imagery can relieve pain, speed healing and help the body subdue hundreds of ailments, including depression, impotence, allergies and asthma. The power of the mind to influence the body is quite remarkable. Although it isn't always curative, imagery can be helpful in 90 percent of the problems that people bring to the attention of their primary care physicians. Imagery is the most fundamental language we have. Everything you do the mind processes through images. When we recall events from our past or childhood, we think of pictures, images, sounds, pain, etc. It is rarely ever words.


YOGA
Yoga provides one of the best means of self-improvement and attaining one's full potential. In the advanced stages of yoga, superconscious states are attained which result in a feeling of bliss, deep peace and the emergence of psychic powers. Yoga is basically a method by which we increase the body's supply of energy and remove any interference to the transmission of energy throughout the body.

Clips To Use from Seminar CD

                WINDOWS
FILE             MEDIA         BEGINNING AND
NAME            COUNTER        ENDING LINES
----           ---------       -------------

CAPTION/TITLE:  Nicole Shoong - "Mainstream Media & Government Gag Order"

t1nicole          0:00          I am....
                  0:56          I went to college, I never heard of Tesla.

(This clip is to use in the Resources and Services Module for the Media Resources Group, it is Nicole's mission for the paper.)



The following clips are in Resources and Services Module for the Seminars
Program:

CAPTION/TITLE:  Dr. Chappell - "The Truth About Oxygen"

t1oxygen          1:17          The truth of the matter is.....
                  2:17          As of 1996 we're at 18 - 20%.

CAPTION/TITLE:  Dr. Chappell - "Mind, Energy and Vibratory Chaos"

t1mindenergy      4:43          We're going to deal with....
                  5:30          Causes vibratory chaos, that's what it does.

CAPTION/TITLE:  Dr. Chappell - "Your Body and Its Needs"

t2needsofbody     1:00          If you're gaining weight and you want to ......
                  1:58          The body says "I want more".

CAPTION/TITLE: Dr. Chappell - " Everybody Needs Love"

t2hydrolove       2:39          I have everybody going through massage....
                  3:44          Just because it settled there doesn't mean it's
                                not in you.

CAPTION/TITLE: Dr. Chappell - "Proper Ratios For Success"

t3vitaratio       0:50          Here's how the mineral wheel works....
                  1:59          Why you find the cause and why it's out
                                of balance.

                         BIOQUEST MEDIA RESOURCES GROUP
                         ------------------------------

BioQuest Media Resources Group functions to support each of the operating companies within the BioQuest Family, through its use of and promotion through traditional media resources. These include newspaper, radio, television, cable, infomercials, live-streaming audio and video broadcasts on the Internet and newsletters.
The first of these to be developed in The California Sun, currently a regional, monthly "truth journalism" publication, focusing on topics that are little known to the general public and are concerned with potential threats tot our health and well being. Distribution of this monthly publication will be expanded to over 65 major markets in the United States and will also be available through subscription and online for Bat Out Of Health.com members.

The second entity is Heart to Heart Radio, a weekly radio talk show that will be syndicated nationally and will offer a feature guest each week who is preeminent in his or her discipline within the health industry. The show also features a listener call-in component. These shows, in addition to being aired live via local radio stations, will be carried on a live-streaming basis on Bat Out of Health.com

                    BIOQUEST INTERNATIONAL HEALTH FOUNDATION
                    ----------------------------------------

This non-profit foundation is being set up to channel private charitable contributions and government grants and funding into the research of new treatment protocols, as well as providing treatment through The BioQuest Center for Natural and Integrative Medicine to groups of patients that are financially less fortunate.

To make a charitable contribution to BioQuest Health Foundation please call 1-866-468-6228 to discuss gift opportunities with a representative.

                                   EMPLOYMENT
                                 OPPORTUNITIES
                                 --------------



Thank you for your interest in employment with the BioQuest International Team. This is a very exciting time for us, and our success depends on the commitment, innovation and talents of our greatest assets - our employees.

If you are intrigued by the future of health and well being and would like to be a part of this dynamic team, please take a few moments to view our current positions available.

If you are interested in applying for any of these positions, please email your resume, cover letter and salary requirements to: info@batoutofhealth.com Please mention in your cover letter the specific position you are applying for.



"BioQuest International, Inc. is an Equal Opportunity Employer, and does not discriminate on the basis of race, color, national origin, sex, religion, age, marital status, veteran status or qualified disability."

Web Architects (Junior and Senior Level)

Bioquest International, Inc. seeks Web Architects to use problem-solving skills and best practices to create robust, reusable systems that support it's portal site, BatoutofHealth.com.

As a Web Architect you will:
* Developing, designing, and maintaining the future E-Commerce portal site, BatoutofHealth.com * Use the most current software design and web applications.
* Present information effectively and precisely while maintaining an efficient graphical user interface.
* Incorporate software and database development with today's growing web technologies in order to solve knowledge management problems.

Database Administrators (Junior and Senior Level)

Bioquest International, Inc. seeks an Oracle / Microsoft SQL Server Database Administrator to support the E-commerce Database engines. This position will support production databases and testing.

As a DBA, you will:
* Set up and maintain database systems (as system administrator). * Perform monitoring and tuning of database systems. * Manage the capacity of database systems.
*        Troubleshoot production database systems in an e-commerce environment.
         * Monitor security of database systems. * Familiarity with ORACLE and Microsoft SQL Server is a must


Network / Systems Engineer (Junior and Senior Level)

Bioquest International, Inc. seeks a Systems Engineer to provide technical support and system administration for computer systems, in particular systems running Microsoft Windows NT and Unix.

As Network / Systems Engineer, you will:
* Install, configure, maintain, and provide problem resolution and performance measurement and analysis. * Provide ongoing technical support for computer servers and their operating systems. * Implement new release of operating systems and related products.
* Apply maintenance, modifications, and patches to, and configure/modify operating systems. * Set up and maintain test and production systems. * Troubleshoot hardware problems and assist vendors with problem resolution.


Flash Designer

Bioquest International, Inc. seeks a Flash Designer to create visually rich and inviting graphics for the BatoutofHealth.com web site user experience.

As Flash Designer, you will:
*        Design stimulating vector-based motion graphics
* Design and produce animated banners, emails, announcements, and advertisements. * Prepare files for delivery over the Internet. * Organize and store source files.
*        Prepare graphics for database.

CAREERS: Auto- Response Letter


Thank you for your interest in employment with BioQuest International, Inc. Upon receipt, your resume will be forwarded to the appropriate department. Please allow 21 days for your resume to be reviewed.

BioQuest International, Inc. is an Equal Opportunity Employer.

                                  TELL A FRIEND
                                  REFERRAL FORM
                                 --------------

           ----------------------------------------------------------
           |     Friend's Name:                                     |
           |                                                        |
           |     Friend's Email:                                    |
           |                                                        |
           |     Your Name:                                         |
           |                                                        |
           |     Your Email:                                        |
           |                                                        |
           |     Comments:                                          |
           |                                                        |
           ----------------------------------------------------------
                                      SEND



Email will read:


                 Dear (Friend's Name):

                 Check out this new Web Site.
                 I know it will interest you.

                 Sincerely,  (Sender's Name)

TELL-A-FRIEND - Response Letter


Thank You for helping us share the good news of BioQuest with your friends. We look forward to teaching you and your friends how to truly experience nature's healing power.

                                   Contact Us

                          BioQuest International, Inc.

                    Thank you for your interest in BioQuest.
                      We look forward to hearing from you.


                                MAILING ADDRESS:
                                  P.O. Box 15
                           Fairfax Station, VA 22039


                          Phone: 1 - 866 - GOTO - BAT
                                (1-866-468-6228)

                           Fax: 1 - 866 - GOOD - BAT
                                (1-866-466-3228)

                    Email us: info@batoutofhealth.com (LINK)

                                 ContactUs Form
                                 --------------


We value your suggestions.

Your feedback is extremely valuable to us. Please take a minute to complete the attached form, and once completed, press the submit button.

-------------------------------------
|                                    |
|                                    |
|                                    |
|                                    |
|                                    |
|                                    |
|                                    |
|                                    |
|                                    |
-------------------------------------

Tell us about you:

First Name
Last Name
Email Address
How did you hear about batoutofhealth.com?
Would you like to sign up for our e-newsletter?

Thank you for taking the time to contribute to BioQuest.

Would you like to sign up for our e-newsletter?  (Link to Registration Form)

                          CONTACT US - Response Letter


Thank You for your inquiry with BioQuest International, Inc., where our goal is to help you "Experience Nature's Healing Power". Please allow us 48 hours to respond to your request.

                                 Privacy Policy
                                 --------------

BatoutofHealth understands how important the privacy of personal information is to our customers. BatoutofHealth is committed to honoring your privacy, and to offering special protections for any personal health information you choose to share with us.

The only personal information BatoutofHealth.com obtains about individual visitors to its Web site is that supplied voluntarily by visitors. You are not required to submit any personal information to use the BatoutofHealth Web site. However, you may choose to join BatoutofHealth as a registered user to receive special benefits and services. If you wish to take advantage of these membership services, we will ask you to provide us with some personal information.

Our registration system requires users to give us some basic contact and demographic information, such as name, email, zip code, age or income. This information may be used to contact you when necessary. You may choose (opt-in) to receive future mailings.

We may at times use the general information about our users to share with advertisers or business associates. This information typically includes the total number of people who visit our site, the percentage of women vs. men, demographic profiles, etc. This information is shared on an aggregate basis, and will never indicate the identity of the individual user.

BatoutofHealth has security measures in place to protect the loss, misuse and alteration of the information under our control. BatoutofHealth employs strict security measures to safeguard online transactions and personal information is stored in a secured database.

If our privacy policy changes in significant ways, we will notify you immediately of such changes and we will obtain consent from you for any new uses of that data.

Please view our full legal disclaimer for more important information.



                                Legal Disclaimer
                               -----------------

YOU SHOULD ALWAYS CONSULT WITH A HEALTHCARE PROFESSIONAL BEFORE STARTING ANY DIET, EXECISE, SUPPLEMENTATION OR MEDICATION PROGRAM.

Information presented at BatoutofHealth.com is for educational purposes only; this information is not meant to substitute for the advice provided by your own physician or other medical professional.

Statements about products and health conditions have not been evaluated by the U.S. Food and Drug Administration and are not intended to diagnose, treat, cure, or prevent disease. This information is provided solely for educational and information purposes including as a potential guideline to be used when discussing a program with a healthcare professional.

None of the statements on this site are an endorsement of any particular product, or a recommendation as to how to treat any particular disease or health-related condition.

Please read all product packaging carefully before using any product purchased from BatoutofHealth.com site. It also is imperative that you speak with your healthcare professional before buying or using products sold by BatoutofHealth.com or any other company. Each person is different, and the way you react to a particular product may be significantly different from other people.

All text, logos, graphics, images, designs and other content on this site are the property of BatoutofHealth.com or its content providers and are the subject to the protection of U.S. and international copyrights.

          Hello and Welcome to BioQuest International's Shopping Mall
                          where you are our priority.

We at BioQuest recognize your special needs and desires as a consumer and a patient. Our goal is to assist you in taking charge of your health by providing you with information, helpful resources and a multitude of products and services that all will draw you closer to ultimate health. Our principal focus is on those preventative measures which must be taken and practiced on a daily basis, in order to avert disease and to promote a greater overall sense of wellness.

Some of the products and services we will have available are:

                * Books
                * Tapes
                * Videos
                * CD-Roms
                * Herbs
                * Vitamins
                * Nutritional Supplements
                * Condition Specific Database
                * Practitioner Database
                * On-line Periodicals
                * On-line Lectures

We will be continually updating this area to better meet your needs. We look forward to developing a mutually satisfying relationship with you. If you have any questions, or suggestions please go the Contact Us Page, and we will be glad respond to your inquiries.

THE SHOONG AND CHAPPELL SHOW

The Shoong and Chappell Radio Show brings to you the news no one else dares to air. The Show deeply explores the forefront issues of Science, Health and the Environment. This dynamic talk show focuses on health and well being through natural means, teaching its listeners how to take control of their health freedom


                                                THE SHOONG & CHAPPELL SHOW
                                           "The News No One Else Dares To Air"

The following list represents all of the shows to date. You may purchase any and all by sending a check or money order for $10 per tape (includes Shg/Hdg) or by the amount indicated to: Heart to Heart Media 1259 Ojai, California 93024 or visit our web site at:
www.calldrjim.com
Show Catalog
Cat. order #            Title                                           Guests
------------            -----                                           ------
 01  07-17-99   Power to the People                        Dr. Heather Harder, Levy Rabenowitz            2hrs
                                                           & Steve Sherill
 02  07-24-99   Welcome to America                         Dr. Stanisloff Burzyenski & Levy Rabenowitz    2hrs
 03  07-31-99   Allopathic Medicine Vs Natural Healing     Dr.James Chappell                              2hrs
 04  08-07-99   Sex and the Single Girl                    Shoong, Chappell, Kalb                         2hrs
 05  08-14-99   Violence: It started with Roy Rogers       Shoong & Chappell                              2hrs
 06  08-21-99   Mothers of America Unite                   Jody Waters                                    1hr
 07  08-28-99   The Dumbing Down of America                Shoong & Chappell                              2hrs
 08  09-04-99   America the Land of the Free               Shoong & Chappell
                                                           Hanna Eckberg & Alexis                         2hrs
 09  09-11-99   Time for an Evolution                      George Gordon                                  2hrs
 10  09-18-99   Health Freedom: Does it Exist?             Dr. Allen Hoffman & Veronica Dyer              2hrs
 11  09-25-99   Ignorance is Not Bliss                     Geta Labritz of Waldoff Schools &              2hrs
                                                           Kids from Marin County
 12  10-02-99   It Comes Down to Believing                 Dr. John Nasse & Jeff Clark                    2hrs
 13  10-09-99   To Be or Not To BE                         Arizona Wilder & Will Harnett                  2hrs
 14  10-16-99   Root Canal Cover-Up                        Dr. George Meinig + Ed & Carolyn McCabe        2hrs
 15  10-23-99   Fireside Chat                              Chappell & Shoong                              2hrs
 16  10-30-99   The Law That Never Was                     Joe Bannister                                  2hrs
 17  11-06-99   America's Fall From Space                  David Adair                                    2hrs
 18  11-13-99   Vaccines the Military Cover-up             Capt. Joyce Riley                              2hrs
 19  11-20-99   The Law That Never Was Part II             Bill Benson                                    2hrs
 20  11-27-99   The Electronic Beast                       Dr. Vallerie Hunt & Elonka Harezi              2hrs
 21  12-04-99   The Web We Weave                           Dennis Weaver & WTO                            2hrs
 22  12-11-99   The Electronic Beast II                    Dr. Eldin Byrd & Elonka Harezi                 2hrs
 23  12-18-99   The Line in the Sand                       Ofc. Jack McLamb & WTO Arrestees               2hrs




                                                THE SHOONG & CHAPPELL SHOW
                                           "The News No One Else Dares To Air"

The following list represents all of the shows to date. You may purchase any and all by sending a check or money order for $10 per tape (includes Shg/Hdg) or by the amount indicated to: Heart to Heart Media 1259 Ojai, California 93024 or visit our web site at:
www.calldrjim.com
Show Catalog Continued
Cat. order #            Title                                           Guests
------------            -----                                           ------
 24  12-25-99   A Shocking Christmas Story                 Holly Swanson & Gene Bauston                   2hrs
 25  01-01-00   The Con of the ChemTrail                   William Thomas                                 2hrs
 26  01-08-00   Conspiracy: Fact or Fiction                David Icke & Dr. Clifford Kimberling           2hrs
 27  01-15-00   FDA Declares Aloe Vera Illegal             Dr. Allen Hoffman & Ilene Dunlap               2hrs
 28  01-22-00   The Mad Cowboy                             Howard Lyman Ilene Dunlap                      2hrs
 29  01-29-00   Beyond Science                             Dr. Eldin Byrd & Ilonka Harezi                 2hrs
 30  02-05-00   Jump Start: A True Community               Chief Douglas Sharlow                          2hrs
 31  02-12-00   Airplane Crashes & Black Boxes             Sherman Skolnick                               2hrs
 32  02-19-00   Oxygen: The Breath of Life                 Les Smith                                      2hrs
 33  02-26-00   The California Gray Whale Cries Out        DJ Shubert & Dr. Kimberling                    2hrs
 34  03-04-00   Willard: Wetter than Water                 Charlie & Colleen Sunde                        2hrs
 35  03-11-00   Mind Control: Out of Control               Mark Phillips & Cathy O'Brian                  2hrs
 36  03-18-00   Mission to Mars                            Dr. Tom Van Flandern                           2hrs
 37  03-25-00   Emerging Viruses                           Dr. Len Horowitz                               2hrs
===================================================================================================================================
 38  04-01-00   Let There Be More Light                    Dr. DaVid                                      3hrs - $15
 39  04-08-00   IRS Exposed                                Bill Conklin & Laurel Curtis                   3hrs - $15
 40  04-15-00   April 15th: Tansformation Day              Nicole Shoong & Dr. Chappell                   3hrs - $15
 41  04-22-00   The Magnetic Buzz                          Dr. Richard Hopkins                            3hrs - $15
 42  04-29-00   Exotic Weapons of Mass Control             Robert Fletcher                                3hrs - $15
 43  05-06-00   BioLogical Warfare                         Joyce Riley                                    3hrs - $15
 44  05-13-00   Healing Frequency of Rife                  Gary Wade                                      3hrs - $15
 45  05-20-00   Techonology of the Future Today            Dr. Grant Wood                                 2hrs
 46  05-27-00   Food Pets Die For                          Ann Miller                                     2hrs



                                                THE SHOONG & CHAPPELL SHOW
                                           "The News No One Else Dares To Air"

The following list represents all of the shows to date. You may purchase any and all by sending a check or money order for $10 per tape (includes Shg/Hdg) or by the amount indicated to: Heart to Heart Media 1259 Ojai, California 93024 or visit our web site at:
www.calldrjim.com
Show Catalog Continued
Cat. order #     Title                                     Guests
------------    -----                                      ------
47    6-03-00   There Are No Incurable Dis-eases           Dr. James Chappell                                      3hrs - $15
48    6-10-00   Sick Buildings, Sick Workers               Dr. Standinger & Ilonka Harezi                          2hrs
49    6-17-00   Advanced Vibrational Healing               Carol Keppler                                           2hrs
50    6-24-00   Houses of Death                            Dale Bates                                              2hrs
51A   7-01-00   Immunocal: A Medical Breakthrough          Dr. Jimmy Gutman                                        1hr
51B   7-01-00   Mind Pattern Analysis                      Stewart Zudlow                                          1hr
52    7-08-00   Dr. Chappell's Sacred Native Herbs         Dr. James Chappell, Ron Manwarren. Allen                3hrs - $15
53    7-15-00   The Medicine Man                           Dr. Bruce Halstead                                      2hrs
54    7-22-00   The Ploy of Soy                            Sally Fallon                                            2hrs
55    7-29-00   Stop All Diseases                          Lindsey Williams                                        2hrs
56A   8-05-00   Science Behind Food Irridation             DeNeila Oder                                            1hr
56B   8-05-00   Frankenfood & Monster Seeds                Janet Allen                                             1hr
57    8-12-00   Fluoride                                   Paul Borrachi                                           2hrs
58    8-19-00   What Democracy Really Looks Like           Josh Komesky, Brain  Montes & Janet Allen               2hrs
59    8-26-00   Real Foods for Real Kids                   Bill Pamisano &   Sally Clements                        2hrs
60    9-03-00   Clinton Chronicles                         Patrick Matrisciana                                     2hrs
61A   9-09-00   BioQuest: The Search is Finally Over       Pete Ewens                                              1hr
61B   9-09-00   Energy Medicine: The Miracle LBG           Ilonka Harezi                                           1hr
62A   9-16-00   Nutriceuticals for Health & Longevity      Dr. Ed Liskcovan &  Jean Ponich                         1hr
62B   9-16-00   The Hazards of MTBE                        Jody Waters                                             1hr
63A   9-23-00   The History of Chiropractic & The CCA      Dr. Bob Dubin                                           1hr
63B   9-23-00   Honesty in Healthcare                      Dr. Chester Wilke                                       1hr
64    9-30-00   Great Men of Science                       Joe Blankenship                                         2hrs



                                                THE SHOONG & CHAPPELL SHOW
                                           "The News No One Else Dares To Air"

The following list represents all of the shows to date. You may purchase any and all by sending a check or money order for $10 per tape (includes Shg/Hdg) or by the amount indicated to: Heart to Heart Media 1259 Ojai, California 93024 or visit our web site at:
www.calldrjim.com
Show Catalog Continued
Cat. order #    Title                                            Guests
------------    -----                                            ------
65   10-07-00   Hormone Heresy                                   Sherrill Sellman                         2hrs
66   10-14-00   Politics & The Environment                       Alden Bryant                             2hrs
67   10-21-00   SOTA: Energy Medicine from Canada                Russ Torlage & Lesley Punt               2hrs
68   10-28-00   Poisons in the Sky                               Bruce Haney                              2hrs
69   11-04-00    Hormone Heresy Part 2                            Sherrill Sellman & Glen Parnham         2hrs
70   11-11-00   Wild Kingdom: A Call for Help                    Dr. Jeffery Harsh                        2hrs
71A  11-18-00   Morganics: The Solution to Pollution             Craig Ricketts                           1hr
71B  11-18-00   Votescam:  Does your vote really count?          Sherman Skolnick                         1hr
72   11-25-00   Fossil Fuels:  Free at last!                     Dr. Peter Lindemann                      2hrs
73   12-02-00   The Healing Effects of Light Therapy             David Olszewski                          2hrs
74   12-09-00   To Protect & Serve: The Blue Code of Silence     Jack McLamb                              2hrs
75   12-16-00   Whispers from the Cosmos                         Dr. George Merkl                         2hrs
76   12-23-00   REPEAT OF #74 BECAUSE OF AIRING PROBLEM.  HAS NEW MONOLOG
77   12-30-00


(Media Files are 1,2,3 and 4)

The following descriptions are for the Audio Clips of the Shoong and Chappell Show. These clips should be placed in the Resources and Services module under the BQ Media Resource Group Radio Show.

1.  "FDA Declares Aloe Vera Illegal"  with Dr. Alan Hoffman (1-15-00)
2.  "Root Canal Cover-Up" with Dr. George Meining (10-16-99)
3.  "The Mad Cowboy" with Howard Lyman (1-22-00)
4.  "Emerging Viruses" with Dr. Len Horowitz (3-25-00)
5. "Energy Medicine - The Miracle of the LBG" with Ilonka Harezi and Courtland Reeves ( date: ?)
6.  "The Magnetic Buzz" with Dr. Richard Hopkins 4-22-00)
7.  "Hormone Heresy" with Sherrill Sellman (10-7-00)
8.  "The Con of the Chem Trails" with William Thomas 1-1-00)
9.  "Oxygen - the Breath of Life" with Les Smith (2-19-00)
10. "Vacines and the Military Cover-Up" with Joyce Riley (11-13-99)
11.  "Conspiracy, Fact or Fiction" with David Icke and Clifford
      Kimberling (1-8-00)
12.  "There are no incurable diseases" with Dr. James Chappell (6-3-00)

                                  NEWS PORTAL
                                  -----------

BioQuest International is committed to becoming the dominant provider of information and education related to integrated/alternative and complementary medicine. BioQuest looks forward to bringing you the most up-to-date and cutting edge health news available in its News Portal.

                         Welcome to Consumer Main Page
                         -----------------------------

Welcome to batoutofhealth.com where our goal is to provide a "complete loop" for you with information, then education, and finally sources for purchase, implementation and treatment of products, services, methods, disciplines and therapies specific to your individual wants, needs, makeup and situation.



MY PRACTICE [Link to Practitioners Page]
If you are a Health Care Professional follow this link to our Practitioner Area.

                       Welcome to Practitioner Main Page
                       ---------------------------------


Welcome to batoutofhealth.com where our goal is to provide a "complete loop" for you with information, then education, and finally sources for purchase, implementation and treatment of products, services, methods, disciplines and therapies specific to your practice.


MY HEALTH [Link to Consumer page.]

If you are interested in products and services that will improve your health naturally, follow this link to our Consumer Area.

                                                                       EXHIBIT D


                                 BIOQUEST LOGO


                             At your fingertips...

is an opportunity to express your commitment to Natural and Integrative Medicine by investing in its future.

     Offered is the first self-underwritten IPO (Initial Public Offering), using Internet-based "Dutch Auction" technology.
                     To invest, go to: www.BioQuestIPO.com

                To learn more about this innovative new company,
                         go to: www.BatOutOfHealth.com
                 or Call Toll Free: 1-866-Go-To-Bat (468-6228)

                       Experinece Nature's Healing Power!

                                                                       EXHIBIT E


For:              Immediate release - September 20, 2000
Contact:          Peter J. Ewens, CEO/President
                  BioQuest International, Inc.  703/764-4464

                         New Company Set for Leadership
                          Role in Alternative Medicine

A new company, BioQuest International, Inc., is linking the disciplines of alternative health care to provide a comprehensive selection of health care services, ranging from an inter-active website to educational seminars and a world-class research and treatment facility.

According to CEO/President Peter J. Ewens, BioQuest International promises to be the leading provider of information and services in what is one of the fastest growing industries n America, the alternative medicine field. BioQuest is on target to become major force in this explosive field.

"BioQuest International has significant features that make the company unique," Ewens said. "The broad scope of endeavors includes an interactive Internet portal and - key to the program - and alternative medical hospital and research facility. There will be a syndicated radio program, a nationally distributed news sheet and educational seminars."

The formation of BioQuest International was prompted by the tremendous growth in the alternative health treatment industry and by evidence of the success of protocols utilized in the field, Ewens said.

"In 1998, Americans made 425 million visits to alternative medicine practitioners, as compared to 388 million visit to conventional primary care physicians," Ewens said. "They also spent $27 billion out of pocket on alternative care. Today 45 percent of Americans take vitamins, herbal products or other dietary aids on a daily basis with another 23 percent who do so several times each week."

Ewens spent more than two years researching the company's concept, visiting alternative healthcare practitioners and interviewing nearly 100 patients. Most were cancer patients who had previously been treated through conventional medicine. In nearly all cases, these patients were told by oncologists to "go home and get their affairs in order."

"They refused to give up and sought alternatives on their own," Ewens said. Upon questioning, Ewens found that most 'stumbled' onto the alternative treatment. "As a group, they were treated with a variety of natural therapies, though in most cases only one protocol was administered to each individual. Nearly all derived benefits. Many experienced a complete reversal, returning to health."

Ewens' research confirmed the need for a single, accessible source of information. It also confirmed the need for a facility that focused on a holistic approach to treatment, offering patients the best combinations of protocols for their individual needs. "Thus, BioQuest International, Inc. and its various operating subsidiaries were born."

According to Dr. Jim Chappell, Vice President of Medical and Scientific Technology, BioQuest International's alternative treatment facility will be established in the Bahamas, where climate and surroundings provide an idyllic recovery environment. It will include a staff of chiropractic, naturopathic and medical doctors, using homeopathy, acupuncture, herbology, Oriental and ayuverdic medicine, orthomolecular nutrition, vibrational, magnetic and energy therapy, as well as other protocols and experts in other disciplines.

"After assessing each patient, doctors will design a course of treatments for that patient. While most alternative medical hospitals and clinics focus on one specific protocol, our philosophy in treating patients begins with the patient, and a treatment designed for that individual."

Although the BioQuest Centre for Natural and Integrative Medicine will cater primarily to cancer patients, it will also provide therapies and treatments for other autoimmune and progressive diseases. Of tandem importance is its concentration on data collection and patient tracking, Chappell said.

"This gives us an extensive profile on each patient, which in turn provides all of the information necessary in demonstrating the success ratios with various protocols. We believe that this will further separate the Centre from any other facility in existence today."

BioQuest International has other significant features that set it apart, including:

* A research facility staffed by leading scientists in the alternative and complementary medicine filed to examine and test promising treatments.

* A teaching facility catering to professional medical practitioners who will be trained by experts in the Centre's protocols.

* A comprehensive Internet portal for alternative and natural healing medicine - www.BatoutofHealth.com - providing educational information, product and service resources, an alternative medical insurance program, on-line lectures, periodical, an on-line shopping mall and other services.

The BioQuest International team is made up of a dynamic group of highly skilled and experienced individuals:

Dr. Jim Chappell, DC, ND, PhD, MH, has treated over 7, 000 patients in a career that began in 1971 and included many of Hollywood's most famous actors, producers and directors. Now retired from active practice as a chiropractic and naturopathic physician, clinical nutritionist and medical herbalist, he teaches his technique for health and natural healing and will focus his efforts through BioQuest International.

Nicole Shoong, founder of the California Sun newspaper and creator and host for the California Sun News Hour, a talk radio program, aired in Arizona and in the New England states, will serve as President, BioQuest Media Resources Group. The Media Resources Group's first enterprise is a monthly newspaper to be circulated nationally, followed by Heart to Heart Radio, a weekly radio talk show, which will be syndicated nationally.

CEO and President of BioQuest, Ewens has been the driving force behind the creation of several successful cutting edge companies over the past 25 years. Prior to BioQuest, Ewens founded and built a food manufacturing and marketing company, which was named to the Inc. 500 in 1989 as one of the fastest growing private companies in the United States. Ewens was also an owner and Executive Vice President of Sales and Marketing for a chain of private business schools and formerly served as Director of Marketing and Sales for a $200 million division of a Fortune 500 company involved in vocational post secondary training.

Roger Miller, C.P.A., Chief Financial Officer for BioQuest International, a C.P.A. and tax consultant for 45 years, is currently the President of Miller and Associates, Certified Public Accountants newly located in Naples, Florida and formerly of Annandale, Virginia. The firm represents clients in all 50 states and 15 foreign countries.

Miller served as a Presidential appointee during the term of President Carter, responsible for creation and implementation of the allocation and price regulations for propane, butane and other fuels for the entire United States.

For further information, contact BioQuest International, Inc., 11217 Silverleaf Drive, Fairfax Station, Virginia 22039. By e-mail: cewens@aol.com. Ewens is available for interview at (703) 764-4464.

                           DRAFT - NOT FOR PUBLICATION
 (To be released for publication only after being declared effective by the SEC)

                           BioQuest International Inc.
        Offers Comprehensive Integrative, Holistic Services and Facility

BioQuest International Inc., seeking to become the future leader in the alternative health care field, is plunging into uncharted territory with an innovative IPO. The IPO will be the first self-underwritten offering (Direct Public Offering), marketed over the Internet, and utilizing the Dutch Auction process. BioQuest filed its registration statement with the Securities and Exchange Commission in October, 2000, and after a thorough and lengthy review by the commission, has been approved to implement the process, and begin selling shares of its stock to the public.

According to Peter J. Ewens, President and CEO of BioQuest International, Inc., the format "will pave the way to a new alternative available to companies wishing to go public, and to raise capital."

"This new process, will make IPOs available to the average American investor, which are not generally available to them now. Most shares in IPOs are sold by the underwriters to institutional investors and high net-worth individuals, and the little guy can't get in until the aftermarket. Another equally significant factor is that the public will set the market priced of the shares being offered, through the bidding process, wherein they determine what they will pay for the shares, and not what an underwriter thinks they may be worth," Ewens further stated.

In the Dutch Auction process, bidding for shares takes place over a period of time, with a set minimum and maximum price. When sufficient bids have been received, the actual purchase price (clearing price) is determined by the lowest price at which all shares offered have been allocated. Then, all successful bidders receive their shares at that price. Once the process is approved, BioQuest International, Inc. will offer 1,000,000 shares. The minimum bid is proposed at $8.00 and the maximum at $20.00

BioQuest International Inc. was organized in November 1999 as a privately held corporation to exist as a holding corporation for the purposed of creating, establishing, acquiring and developing various subsidiary companies allied within the alternative/integrative medical field.

The scope of endeavors includes a comprehensive interactive Internet portal www.BatOutOfHealth.com and an integrative medical hospital, research and teaching facility. BioQuest International is in the process of selecting the site for its first alternative treatment facility, which preliminary exploration suggests will be in the Caribbean.

The criteria for the site includes convenient access from the U.S., as well as a climate and surroundings that support and enhance treatment and recovery," Ewens said. "Properties with expansion potential are the most desirable.

BioQuest International, Inc. is involved in other related endeavors, which will ultimately include:

o A traveling seminar program providing lectures and symposiums on improving health and well being.

o        A nationally syndicated radio talk show.

o A nationally distributed newspaper, focusing on issues such as health and the environment.

Until the registration statement becomes effective, the securities of BioQuest International Inc. may not be sold, nor may offers to buy be accepted. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sales of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of that state.

For more complete information about BioQuest International, Inc., including charges and expenses, and to obtain and review a prospectus, sign on to: www.bioquestipo.com. Read the prospectus carefully before investing or forwarding funds.

                                                                       EXHIBIT F


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                             Alternative medicine is
                         the fastest growing segment of
                            the healthcare industry.







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                              Invest in the Future
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                               Invest in BioQuest!






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            Q   |Why is one American            |
                |dying of cancer every Minute?  |
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                |                       [Photo: foot with toe tag.]
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                 |   Discover the truth.   |    A
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            Q   |Chemotherapy?  Radiation?  Surgery?  |
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                |                       [Photo: Female Chemotherapy Patient.]
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             |   There are alternatives.   |    A
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            Q   |Aids?  Diabetes?  MS?        |
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                |                       [Photo: Test tubes.]
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       [Photo: Assorted herbs.]            |
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     |   Nature may provide the answers.   |    A
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            Q   |Immuniation?  Hyperactivity?   |
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                |                       [Photo: Baby.]
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              [Photo: Mother with child.]  |
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                     |   Check the facts   |    A
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            Q   |  Pain for the rest of my life?  |
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                |   [Photo: person holding temples.]
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              |   You can live pain free.  |  A
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            Q   |  Drugs?  Side Effects?  |
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                |   [Photo: Pill bottle with pills spilling out.]
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  |   Consider the Risks and Alternatives. |    A
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            Q   |  Genetically Altered foods?     |
                |  Toxic chemicals?               |
                |                                 |
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                |   [Photo: Tractor spraying crops with chemicals.]
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                 [Photo: Plate of fruit.]  |
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                |   Look at the research.  |    A
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            Q   |  Are you ready to invest      |
                |  in the future of healthcare  |
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                |
                |   [Photo: Rock climber with arms up on top of hill/mountain.]
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                                           |
                                           |    FACT
                                           |    --------------------------------
  [BioQuest Logo]                          |    In 1999 Americans made
                                           |    over 425 million visits to
                                           |    Complementary and
                                           |    Alternative Medical,
                                           |    (CAM), practitioners.
                                           |    Today it's estimated that 2
                                           |    out of 3 Americans use
          =>   Learn More about BioQuest!  |    some form of Natural or
                =>  Invest in BioQuest!    |    Alternative medicine
                                           |                            \/
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                                           |
                                           |    FACT
                                           |    --------------------------------
  [BioQuest Logo]                          |    The "Lifestyles of Health
                                           |    and Sustainability"
                                           |    Industry was estimated to
                                           |    be a $230 billion market in
                                           |    the year 2000.
                                           |
                                           |
          =>   Learn More about BioQuest!  |
                =>  Invest in BioQuest!    |
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                                           |
                                           |    FACT
                                           |    --------------------------------
  [BioQuest Logo]                          |    In December of 2000 it
                                           |    was reported that
                                           |    "Healthcare" funds were
                                           |    up nearly 50%for the year
                                           |    versus a decline of nearly
                                           |    3% for the average stock
                                           |    fund.
          =>   Learn More about BioQuest!  |
                =>  Invest in BioQuest!    |
                                           |                            \/
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